UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES



                   INVESTMENT COMPANY ACT FILE NUMBER 811-7662
                           U.S. GLOBAL ACCOLADE FUNDS

                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
               (Address of principal executive offices) (Zip code)

                              SUSAN B. MCGEE, ESQ.
                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 210-308-1234

                       Date of fiscal year end: OCTOBER 31

                   Date of reporting period: OCTOBER 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


U.S. GLOBAL ACCOLADE FUNDS

 ANNUAL REPORT

OCTOBER 31, 2005


 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                 1

MANAGEMENT TEAM'S AND FUND MANAGERS'
  PERSPECTIVES                                                         8

EXPENSE EXAMPLE                                                       31

PORTFOLIOS OF INVESTMENTS                                             33

NOTES TO PORTFOLIOS OF INVESTMENTS                                    48

STATEMENTS OF ASSETS AND LIABILITIES                                  50

STATEMENTS OF OPERATIONS                                              52

STATEMENTS OF CHANGES IN NET ASSETS                                   54

NOTES TO FINANCIAL STATEMENTS                                         56

FINANCIAL HIGHLIGHTS                                                  64

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                              66

TRUSTEES AND OFFICERS                                                 67

ADDITIONAL INFORMATION                                                69

 NASDAQ SYMBOLS

HOLMES GROWTH FUND                                                 ACBGX

MEGATRENDS FUND                                                    MEGAX

EASTERN EUROPEAN FUND                                              EUROX

GLOBAL EMERGING MARKETS FUND                                       GEMFX



[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 1*210*308*1217
www.usfunds.com

 U.S. GLOBAL ACCOLADE FUNDS

DEAR SHAREHOLDER:

As we complete another fiscal year for the U.S. Global
Accolade Fund series, we again are pleased with the
performance of our Accolade Family of Funds. All four of
the funds finished the fiscal year in positive territory
with double-digit returns for the one-year total annual        [PHOTO]
return.

Emerging markets have continued to provide strong growth with an excellent run of late, but still remain undervalued when compared to the domestic markets. The asset class continues to trade at only 11 times this year's earnings, which is not expensive by historic standards when compared to developed markets. In fact, they have not been this inexpensive for the last 15 to 20 years. Price-to-book value ratio of emerging markets is also at a significant discount - 7 times compared to 2-3 times for a developed market. In the 80s, the price was the same for both.

While some quarters have been volatile at times, we believe that emerging markets will continue to offer investors exceptional value compared to their global peers, as evident with the Eastern European Fund returning over 60 percent during the last 12 months. However, we always like to remind investors that according to Roger Gibson's research on asset allocation, investors should limit their international exposure to 25 percent of their portfolio in international stocks and mutual funds and rebalance every year.

MANAGED BY THE SAME TEAM AS THE EASTERN EUROPEAN FUND, OUR NEWEST FUND, THE GLOBAL EMERGING MARKETS FUND (GEMFX), WAS LAUNCHED ON FEBRUARY 24, 2005.

 U.S. GLOBAL ACCOLADE FUNDS

------------------------------------------------------------------
  Annualized Total Returns as of 9/30/05

                        1-Year    3-Year    5-Year    Inception

  EASTERN EUROPEAN
  FUND (EUROX)          63.27%    56.90%    37.92%     19.74%

  Since Inception 03/31/97.

  NEW FUND              1-Month      3-Month     Inception

  GLOBAL EMERGING
  MARKETS FUND
  (GEMFX)                9.03%        21.50%       14.70%

  Since Inception 02/24/05.

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit and triple-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the emerging markets sector.

------------------------------------------------------------------

This new fund gives investors the opportunity to invest in a basket of developing countries in addition to Eastern Europe including Asia, Latin America, the Middle East, and Africa, just to name a few. Too young for achieving 5 stars like our Eastern European Fund - it takes 3 years of earnings to create a rating - our newest fund is being actively managed by Charlemagne Capital, the same team using the same processes for picking stocks as the Eastern European Fund. The Eastern European Fund has 5 stars for the Morningstar overall, 3-year and 5-year Ratings(TM) among 85, 85, and 62 Europe stock funds for the periods ending 9/30/05. Morningstar Ratings(TM) are based on risk-adjusted return as of 9/30/05. The overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results.

 U.S. GLOBAL ACCOLADE FUNDS

The Holmes Growth and the MegaTrend Funds' overweight positions in the energy sector have kept those funds among the top of their peer groups. As we pointed out in the fall issue of our Shareholder Report, oil prices were due for a correction, and our portfolio management teams were prepared for it. The reason for the correction? The annual weather cycle has created top-down volatility in oil and gas prices, especially with the colder temperatures expected in the northern climates. Are we still bullish on oil? Definitely. Demand around the world and supply constraints will be the catalysts to keep energy and oil prices at higher than normal levels.

It is also important we revisit how markets perform differently during certain years of a Presidential election cycle. Historically, the first two years of a Presidential cycle tend to be the roughest due to the President pushing his toughest or most controversial policies early in his term. Stimulating policies are usually saved for the third and fourth years of a term to help the President gain approval for the upcoming elections. The chart below shows how George W. Bush's second term in office and the past performance of the S&P 500 during the last 13 Presidential cycles correspond almost identically. Notice that right before the twenty-fourth month, the market again starts to rally.

   42 Year Historical Comparison of the Presidential Cycle and the S&P 500

                                  [GRAPH]

PRESIDENTIAL ELECTION CYCLES DO NOT FAVOR ANY POLITICAL PARTY - THE ECONOMIC STIMULATING POLICIES WORK FOR REPUBLICANS AND DEMOCRATS ALIKE.

 U.S. GLOBAL ACCOLADE FUNDS

Understanding the Presidential election cycle may help you manage your expectations better with the markets.

EMOTIONAL MANAGEMENT

We believe that chasing performance or trying to guess tops and bottoms in prices is financially unhealthy. The ABC Investment Plan(R), which is a dollar-cost averaging plan, allows you to better manage volatility and not get you down on yourself when prices decline for several months, but get you excited because you are buying when prices are on sale. The idea is to invest a fixed-dollar amount into a particular investment on a regular schedule, regardless of the share price. The money you invest earns interest and dividends. In turn, these earnings generate additional earnings causing a process called "compounding." This case study is a limited example using the Holmes Growth Fund, yet demonstrates the benefits of emotional management:

                  ----------------------------------------
                                 CASE STUDY
                  ----------------------------------------

                              PROFIT $4,829.05

                         $18,000         $22,829.05

                      Total amount     Annualized Total
                        Invested        Return: 15.77%

                  From 9/30/02 - 9/30/05: $500 a month x 3
                  years at 15.77 percent annualized total
                  return = $22,829.05

                  Total amount invested: $18,000
                  Profit $4,829.05

                  ----------------------------------------

 U.S. GLOBAL ACCOLADE FUNDS

Compare the performance of the Holmes Growth Fund to the S&P 500 Index since management of the fund was transferred to our in-house investment team on June 1, 2004:

------------------------------------------------------------------

  Annualized Total Returns as of 9/30/05


                    1-Year       3-Year      5-Year     10-Year

  HOLMES GROWTH
  FUND (ACBGX)      24.18%       15.77%      -5.68%      9.29%

  S&P 500 INDEX     12.25%       16.69%      -1.49%      9.47%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. Please keep in mind that high double-digit and triple-digit returns are highly unusual and cannot be sustained. Recent returns were achieved during favorable market conditions, especially within the domestic equity sector.

------------------------------------------------------------------



To set up your own dollar cost averaging plan, ask one of our Investor Representatives about our ABC Investment Plan(R).

It is also important to diversify between different asset classes. Roger Gibson, best-selling author on asset allocation, recommends that investors should consider allocating equally between the four major asset classes including fixed income, domestic equities, global equities and hard assets (commodities, real estate, precious minerals, etc.).

Mr. Gibson also stresses the importance of rebalancing between these asset classes. Rebalancing allows you to take advantage of swings in the market. We recommend rebalancing your portfolio annually, usually at year-end or on some other date you may remember, like your birthday. Rebalancing allows you to take profits when certain sectors have appreciated and take advantage of a buying opportunity in down sectors.

 U.S. GLOBAL ACCOLADE FUNDS

The easiest way to rebalance your investments periodically is by exchanging between U.S. Global Investors' family of 13 no-load mutual funds.

U.S. Global Investors continually educates shareholders on market cycles, global trends and the benefits of diversification, mean reversion and rebalancing. Our model is not to sell our funds but rather to inform and educate on a consistent basis the critical drivers that are impacting the different asset classes. We believe performance sells itself, and what is more important for investors is a balanced, timely and insightful perspective of what drives performance.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman, CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

A program of regular investing doesn't assure a profit or protect against loss in a declining market. You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as in periods of rising prices. Diversification does not protect an investor from market risks and does not assure a profit. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing

 U.S. GLOBAL ACCOLADE FUNDS

more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S.
companies.

 HOLMES GROWTH FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund focuses on issues that have good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

PERFORMANCE

                       [Holmes Growth Fund Graph]

               Holmes Growth        S&P 500      Russell 2000    S&P MidCap
    Date            Fund             Index         Index(R)      400 Index
    ----        -------------       -------      ------------    ----------

  10/31/95      $ 10,000.00       $10,000.00      $10,000.00     $10,000.00
  11/30/95      $ 10,193.37        10,438.49       10,420.11      10,436.40
  12/29/95      $ 10,089.40        10,639.56       10,695.05      10,410.30
  01/31/96      $  9,944.75        11,001.26       10,683.61      10,560.98
  02/29/96      $ 10,349.77        11,103.61       11,016.57      10,919.82
  03/29/96      $ 10,834.35        11,210.51       11,240.78      11,050.60
  04/30/96      $ 12,121.75        11,375.64       11,841.84      11,387.78
  05/31/96      $ 13,141.54        11,668.51       12,308.53      11,541.63
  06/28/96      $ 12,085.59        11,713.00       11,803.11      11,368.57
  07/31/96      $ 10,834.35        11,195.80       10,772.15      10,599.65
  08/30/96      $ 11,405.73        11,432.32       11,397.66      11,210.79
  09/30/96      $ 12,403.82        12,075.18       11,843.04      11,699.21
  10/31/96      $ 12,331.49        12,408.09       11,660.52      11,733.26
  11/29/96      $ 12,907.91        13,345.17       12,140.95      12,393.89
  12/31/96      $ 12,907.91        13,080.81       12,459.14      12,407.47
  01/31/97      $ 13,002.82        13,897.60       12,708.16      12,873.08
  02/28/97      $ 11,856.59        14,006.71       12,400.02      12,767.43
  03/31/97      $ 11,236.02        13,432.27       11,814.91      12,223.90
  04/30/97      $ 11,425.84        14,233.44       11,847.84      12,540.71
  05/30/97      $ 12,659.68        15,099.38       13,165.90      13,636.63
  06/30/97      $ 13,462.78        15,775.46       13,730.17      14,019.59
  07/31/97      $ 14,725.83        17,029.99       14,369.05      15,407.08
  08/29/97      $ 14,952.15        16,076.65       14,697.85      15,388.33
  09/30/97      $ 15,959.67        16,956.62       15,773.63      16,272.46
  10/31/97      $ 14,368.08        16,390.95       15,080.70      15,565.00
  11/28/97      $ 14,372.51        17,149.10       14,983.12      15,795.62
  12/31/97      $ 14,239.35        17,443.40       15,245.42      16,408.31
  01/30/98      $ 14,337.00        17,636.15       15,004.80      16,095.87
  02/27/98      $ 15,411.16        18,907.41       16,114.33      17,428.91
  03/31/98      $ 16,059.21        19,874.85       16,778.85      18,214.62
  04/30/98      $ 16,219.75        20,074.71       16,871.72      18,546.93
  05/29/98      $ 15,351.47        19,730.13       15,963.07      17,713.08
  06/30/98      $ 16,452.48        20,530.97       15,996.64      17,824.56
  07/31/98      $ 15,987.01        20,312.90       14,701.63      17,134.25
  08/31/98      $ 13,570.16        17,379.10       11,846.92      13,947.35
  09/30/98      $ 14,608.51        18,492.47       12,774.02      15,249.10
  10/30/98      $ 14,483.20        19,995.32       13,295.03      16,610.22
  11/30/98      $ 15,843.79        21,206.71       13,991.55      17,439.16
  12/31/98      $ 18,104.30        22,427.94       14,857.32      19,544.55
  01/29/99      $ 19,400.11        23,365.45       15,054.78      18,783.96
  02/26/99      $ 17,585.97        22,639.38       13,835.41      17,800.78
  03/31/99      $ 19,159.46        23,544.92       14,051.41      18,298.06
  04/30/99      $ 19,048.39        24,456.68       15,310.54      19,740.66
  05/28/99      $ 18,881.78        23,879.98       15,534.20      19,826.41
  06/30/99      $ 20,621.87        25,204.20       16,236.63      20,887.36
  07/30/99      $ 20,325.68        24,417.97       15,791.15      20,443.91
  08/31/99      $ 21,140.19        24,297.09       15,206.69      19,743.32
  09/30/99      $ 21,528.93        23,631.83       15,210.01      19,134.57
  10/29/99      $ 23,296.79        25,126.63       15,271.62      20,108.92
  11/30/99      $ 25,962.45        25,637.37       16,183.50      21,164.28
  12/31/99      $ 32,849.46        27,146.42       18,015.48      22,421.07
  01/31/00      $ 33,361.40        25,782.68       17,726.15      21,789.98
  02/29/00      $ 44,560.08        25,295.13       20,653.36      23,314.05
  03/31/00      $ 42,309.68        27,768.13       19,291.67      25,264.23
  04/28/00      $ 37,904.86        26,933.00       18,130.76      24,381.66
  05/31/00      $ 33,148.09        26,381.79       17,074.08      24,077.15
  06/30/00      $ 34,769.23        27,032.29       18,562.50      24,431.24
  07/31/00      $ 31,676.26        26,610.05       17,965.30      24,817.51
  08/31/00      $ 36,113.07        28,261.98       19,336.03      27,586.84
  09/29/00      $ 33,393.39        26,770.32       18,767.71      27,398.01
  10/31/00      $ 30,940.35        26,656.77       17,929.98      26,468.39
  11/30/00      $ 26,807.02        24,556.70       16,089.43      24,471.84
  12/29/00      $ 27,191.40        24,677.17       17,471.22      26,343.53
  01/31/01      $ 26,422.64        25,552.16       18,380.80      26,929.73
  02/28/01      $ 22,835.08        23,223.77       17,174.79      25,393.78
  03/30/01      $ 20,827.76        21,753.35       16,334.67      23,507.04
  04/30/01      $ 21,027.07        23,442.47       17,612.52      26,099.30
  05/31/01      $ 20,898.94        23,599.73       18,045.45      26,706.94
  06/30/01      $ 20,343.73        23,025.55       18,668.56      26,599.15
  07/31/01      $ 19,703.09        22,798.80       17,657.99      26,202.72
  08/31/01      $ 19,105.16        21,372.98       17,087.63      25,346.12
  09/30/01      $ 18,279.46        19,647.20       14,787.50      22,194.21
  10/31/01      $ 18,393.35        20,022.07       15,652.81      23,175.93
  11/30/01      $ 18,962.80        21,557.51       16,864.62      24,899.56
  12/31/01      $ 19,774.27        21,746.48       17,905.54      26,185.48
  01/31/02      $ 19,845.45        21,429.30       17,719.32      26,049.38
  02/28/02      $ 19,589.20        21,015.94       17,233.73      26,081.14
  03/31/02      $ 20,315.25        21,806.34       18,618.25      27,945.23
  04/30/02      $ 21,027.07        20,484.75       18,787.85      27,814.53
  05/31/02      $ 20,671.16        20,333.84       17,953.67      27,344.47
  06/30/02      $ 19,290.24        18,885.28       17,063.17      25,342.85
  07/31/02      $ 16,898.53        17,413.26       14,486.63      22,887.13
  08/31/02      $ 16,215.19        17,527.58       14,450.42      23,001.57
  09/30/02      $ 16,058.59        15,622.68       13,412.88      21,152.24
  10/31/02      $ 16,499.91        16,997.75       13,843.43      22,068.13
  11/30/02      $ 17,724.24        17,998.22       15,078.26      23,343.67
  12/31/02      $ 15,916.22        16,940.86       14,238.40      22,384.24
  01/31/03      $ 16,229.42        16,497.07       13,844.00      21,730.63
  02/28/03      $ 16,058.59        16,249.55       13,425.91      21,213.44
  03/31/03      $ 15,332.54        16,407.32       13,599.11      21,391.63
  04/30/03      $ 15,531.84        17,758.79       14,888.30      22,942.52
 5/31/2003      $ 16,329.08        18,694.45       16,485.82      24,842.16
 6/30/2003      $ 16,400.26        18,932.93       16,784.21      25,160.14
 7/31/2003      $ 16,870.06        19,266.74       17,834.90      26,053.33
 8/31/2003      $ 17,510.69        19,642.50       18,651.74      27,233.54
 9/30/2003      $ 17,368.33        19,433.89       18,306.68      26,816.87
10/31/2003      $ 19,290.24        20,533.27       19,844.44      28,844.23
11/30/2003      $ 19,503.78        20,713.92       20,548.62      29,848.81
12/31/2003      $ 19,375.65        21,800.26       20,965.60      30,352.06
 1/31/2004      $ 19,930.87        22,200.41       21,876.45      31,009.49
 2/29/2004      $ 19,959.34        22,508.97       22,072.52      31,754.24
 3/31/2004      $ 19,987.82        22,169.40       22,278.20      31,888.66
 4/30/2004      $ 19,532.25        21,821.39       21,142.39      30,842.68
 5/31/2004      $ 19,859.69        22,120.84       21,478.85      31,481.65
 6/30/2004      $ 20,457.62        22,550.98       22,383.43      32,197.54
 7/31/2004      $ 19,389.89        21,804.61       20,876.31      30,695.69
 8/31/2004      $ 19,019.75        21,892.81       20,768.96      30,614.68
 9/30/2004      $ 20,073.24        22,129.93       21,744.02      31,521.24
10/31/2004      $ 20,471.85        22,468.52       22,172.38      32,025.58
11/30/2004      $ 21,980.90        23,376.25       24,094.73      33,931.10
12/31/2004      $ 22,578.83        24,171.04       24,807.93      35,352.82
 1/31/2005      $ 21,952.43        23,581.27       23,773.44      34,451.32
 2/28/2005      $ 22,664.25        24,076.47       24,175.21      35,605.44
 3/31/2005      $ 22,037.85        23,650.32       23,483.80      35,213.78
 4/30/2005      $ 20,955.89        23,200.96       22,138.18      33,843.96
 5/31/2005      $ 21,966.67        23,938.75       23,583.80      35,880.96
 6/30/2005      $ 22,721.19        23,972.27       24,494.13      36,712.65
 7/31/2005      $ 24,016.70        24,864.04       26,047.06      38,640.47
 8/31/2005      $ 24,301.43        24,637.77       25,565.19      38,209.51
 9/30/2005      $ 24,927.83        24,837.34       25,644.44      38,503.07
10/31/2005      $ 23,575.37        24,422.56       24,849.47      37,675.30


                                                     For the Years Ended
  AVERAGE ANNUAL PERFORMANCE                            October 31, 2005


                                           One Year   Five Year   Ten Year
  Holmes Growth Fund                        15.16%     (5.29)%      8.95%
  ------------------------------------------------------------------------
  S&P 500 Index                              8.72%     (1.74)%      9.34%
  ------------------------------------------------------------------------
  S&P MidCap 400 Index                      17.64%      7.31%      14.17%
  ------------------------------------------------------------------------
  Russell 2000 Index(R)                     12.08%      6.74%       9.52%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Russell 2000 Index(R) is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000(R), a widely recognized small-cap index. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 HOLMES GROWTH FUND

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

The last twelve months have witnessed a continuing rise in short-term interest rates. The Federal Reserve (Fed) continued the measured tightening which it had begun in June 2004. The Fed discount rate was increased eight times from 1.75 percent to 3.75 percent over the past year. The purpose of this tightening was to remove excessive stimulus to the economy provided by very low short-term interest rates and to combat rising inflation expectations.

President Bush was re-elected in November, and the Republican Party secured a majority of the seats in the Senate, maintaining their majority in the House. Oil prices continued to climb higher, reaching $70 a barrel in August but did retreat some by the end of October. High energy prices became the national focus after Hurricanes Rita and Katrina disrupted energy production, refining and distribution that affected the entire nation. The stock market climbed higher during this period as economic growth remained resilient.

The majority of the market's move was during the last two months of 2004, and the market has traded in a broad positively-sloping range since that time.

The 10-year U.S. Treasury note yield rose from the 4.0 percent area a year ago to the 4.60 percent area by late October 2005, primarily due to rising inflation concerns.

Higher energy prices was the most important story over the past year. Stocks that were positively leveraged to energy prices benefited, while companies leveraged to consumer spending suffered as real income declined due to higher energy prices.

INVESTMENT HIGHLIGHTS

STRENGTHS

  * Energy, utilities and health care were the best performing sectors of the market.

  * Within the energy sector, oil and gas drilling companies were the best performers, followed closely by oil and gas exploration and production, oil and gas equipment, and refiners.

  * Within the health care sector, the managed care and health care services industries were the top performers.

 HOLMES GROWTH FUND

WEAKNESSES

  * Telecom, materials and consumer discretion stocks were the worst performers.

  * Within the consumer discretion sector, there was broad-based weakness from many of the retail-oriented industry groups.

  * Material companies were impacted by higher costs which more than offset increased pricing power.

SECTOR WEIGHTINGS
  -------------------------------------------------------------------
  (At October 31, 2005 in %)
                           HOLMES GROWTH   S&P MIDCAP 400      OVER
                               FUND             INDEX        (UNDER)
  SECTORS                    % WEIGHTS        % WEIGHTS      % WEIGHT
  -------------------------------------------------------------------

  Financial Services            21               19             2
  -------------------------------------------------------------------
  Technology                    19               16             3
  -------------------------------------------------------------------
  Energy                        15                9             6
  -------------------------------------------------------------------
  Health Care                   11               12            (1)
  -------------------------------------------------------------------
  Consumer Discretion           11               16            (5)
  -------------------------------------------------------------------
  Industrials                   10               13            (3)
  -------------------------------------------------------------------
  Communications                 4                0             4
  -------------------------------------------------------------------
  Materials                      3                4            (1)
  -------------------------------------------------------------------
  Other                          6               11            (5)
  ===================================================================
                    TOTAL      100              100             0
  ===================================================================

The fund held 2 percent of its total investments in cash equivalents at the end of the period. The fund's stock selection is driven by companies showing strong revenue and earnings acceleration. Energy companies, virtually across the board, demonstrated these characteristics due to the current energy price environment. This dovetailed nicely with our macro view of the sector's positive long-term secular theme and led to an overweighting in the sector. The fund was significantly underweight in the consumer discretion sector. Our top down view of a slowing economy coupled with rising energy prices pushed the fund away from the consumer discretion sector and retailing stocks in particular. Also, we believed that rising short-term interest rates would dampen price appreciation in financials and the fund was underweight in that sector for most of the past year. It appears the Fed may end its tightening campaign during the first quarter of 2006, which could be a catalyst for financial stocks.

 HOLMES GROWTH FUND

FUND METRICS

The fund contains stocks with generally high revenue growth. As of October 31, 2005, the average revenue growth in the last quarter for the stocks in the fund was 62 percent, substantially higher than the stocks in the S&P 400 MidCap Index. The high relative growth also applies to earnings of the stocks in the fund, which on average grew 75 percent year-over-year in the latest quarter, as compared to 16 percent for the S&P 400 MidCap Index. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) is lower than that of the S&P 400 MidCap Index
(0.9 for the fund compared to 1.4 for the index). The average market capitalization of the fund's stock investments is $5.3 billion, compared to $3.8 billion for the S&P 400 MidCap Index.

The fund returned 15.16 percent for the twelve-month period, compared to a total return of 17.64 percent for the S&P MidCap 400 Index and 8.72 percent for the S&P 500 Index.

CURRENT OUTLOOK

OPPORTUNITIES

  * Long-term interest rates are currently at the top of their recent trading range, and with the Fed likely nearing an end to this tightening cycle, financials look attractive.

  * Our model has shown strength in a variety of financial industries including investment banks/brokers, investment management and property, and casualty insurers.

  * Selected rapidly growing mid-cap companies in the healthcare and technology sectors continue to provide opportunity.

  * The long-term supply/demand fundamentals for the energy sector remain positive, and the recent pullback in energy stocks likely provides an opportunity to add to positions.

THREATS

  * The economic expansion appears to be at an advanced stage. The economy has already passed peak profitability in this cycle and is a threat to stock market valuations.

  * The slowing rate of increase in corporate profits in 2006 will likely impact cyclical sectors of the economy such as industrials and materials.

 HOLMES GROWTH FUND

  * The relatively high price of crude oil and natural gas potentially serves as a drag on the economy, and this winter will be an important test for the consumer and consumer related stocks.

 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                             October 31, 2005

                       [Holmes Growth Fund Pie Chart]

                          Materials            3%
                          Communications       4%
                          Other                6%
                          Industrials         10%
                          Consumer Discretion 11%
                          Health Care         11%
                          Energy              15%
                          Technology          19%
                          Financial Services  21%

 HOLMES GROWTH FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      October 31, 2005

   BRIGHTPOINT, INC.                                            1.80%
     DISTRIBUTION/WHOLESALE
   ------------------------------------------------------------------
   AUTODESK, INC.                                               1.79%
     COMPUTER SOFTWARE & HARDWARE
   ------------------------------------------------------------------
   MOTOROLA, INC.                                               1.41%
     COMMUNICATIONS
   ------------------------------------------------------------------
   W. R. BERKLEY CORP.                                          1.39%
     INSURANCE
   ------------------------------------------------------------------
   NVIDIA CORP.                                                 1.33%
     ELECTRONICS & COMPONENTS
   ------------------------------------------------------------------
   FUN TECHNOLOGIES PLC                                         1.33%
     COMPUTER SOFTWARE & HARDWARE
   ------------------------------------------------------------------
   ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.                        1.27%
     MEDICAL INFORMATION SYSTEMS
   ------------------------------------------------------------------
   LOGITECH INTERNATIONAL S.A.                                  1.22%
     ELECTRONICS & COMPONENTS
   ------------------------------------------------------------------
   TXU CORP.                                                    1.20%
     UTILITIES
   ------------------------------------------------------------------
   BIOMED REALTY TRUST, INC.                                    1.19%
     REITS

COUNTRY DISTRIBUTION BY COUNTRY OF DOMICILE
 BASED ON TOTAL INVESTMENTS                             October 31, 2005

                                                             PERCENTAGE OF
COUNTRY                                        VALUE       TOTAL INVESTMENTS

Holmes Growth Fund
----------------------------------------------------------------------------
United States                               $53,384,687           84.83%
Canada                                        5,300,052            8.42%
Cayman Islands                                1,057,750            1.68%
Bermuda                                       1,034,975            1.65%
United Kingdom                                  837,397            1.33%
Switzerland                                     767,200            1.22%
Mexico                                          548,250            0.87%
----------------------------------------------------------------------------
TOTAL INVESTMENTS                           $62,930,311          100.00%
----------------------------------------------------------------------------

 MEGATRENDS FUND

FUND MANAGER'S PERSPECTIVE

A Message from Dr. Stephen Leeb

INTRODUCTION

The MegaTrends Fund is a large-cap equity fund managed with a view toward capital appreciation. Its approach seeks to identify economic sectors whose revenues are growing faster than the economy and companies in these sectors with consistent earnings growth. We are also looking for quality stocks with growth greater than other companies in the sector, dominance in their industries, superior operating records and are reasonably priced based on their price-to-earnings ratio. MegaTrends Fund's benchmark is the S&P 500 Index.

PERFORMANCE

 MEGATRENDS FUND

                        [MegaTrends Fund Graph]

                     MegaTrends        S&P 500     Russell 1000
        Date            Fund            Index     Growth Index(R)
        ----         ----------        -------    ---------------

      10/31/95       10,000.00       $10,000.00     $10,000.00
      11/30/95       10,365.85        10,438.49      10,389.17
      12/29/95       10,714.90        10,639.56      10,448.51
      01/31/96       10,893.63        11,001.26      10,797.79
      02/29/96       10,929.37        11,103.61      10,995.29
      03/29/96       10,920.44        11,210.51      11,009.39
      04/30/96       11,170.66        11,375.64      11,299.31
      05/31/96       11,385.13        11,668.51      11,694.31
      06/28/96       11,393.89        11,713.00      11,709.88
      07/31/96       10,756.97        11,195.80      11,023.99
      08/30/96       11,070.37        11,432.32      11,308.56
      09/30/96       11,434.33        12,075.18      12,131.63
      10/31/96       12,000.49        12,408.09      12,205.09
      11/29/96       12,516.10        13,345.17      13,121.08
      12/31/96       12,364.45        13,080.81      12,864.24
      01/31/97       13,013.04        13,897.60      13,766.60
      02/28/97       12,745.37        14,006.71      13,673.69
      03/31/97       12,467.40        13,432.27      12,933.80
      04/30/97       12,663.00        14,233.44      13,792.38
      05/30/97       13,527.80        15,099.38      14,787.67
      06/30/97       13,847.97        15,775.46      15,379.68
      07/31/97       14,795.20        17,029.99      16,739.80
      08/29/97       14,311.29        16,076.65      15,760.08
      09/30/97       15,083.48        16,956.62      16,535.49
      10/31/97       14,311.29        16,390.95      15,924.51
      11/28/97       14,362.77        17,149.10      16,600.68
      12/31/97       14,291.73        17,443.40      16,786.50
      01/30/98       14,351.98        17,636.15      17,288.52
      02/27/98       15,147.30        18,907.41      18,589.29
      03/31/98       15,798.02        19,874.85      19,330.16
      04/30/98       16,051.08        20,074.71      19,597.71
      05/29/98       15,400.36        19,730.13      19,041.70
      06/30/98       15,424.46        20,530.97      20,207.72
      07/31/98       14,364.03        20,312.90      20,073.95
      08/31/98       12,243.17        17,379.10      17,061.34
      09/30/98       12,966.19        18,492.47      18,371.85
      10/30/98       13,677.16        19,995.32      19,848.71
      11/30/98       14,183.27        21,206.71      21,358.18
      12/31/98       14,617.33        22,427.94      23,284.04
      01/29/99       14,904.22        23,365.45      24,651.46
      02/26/99       14,359.12        22,639.38      23,525.32
      03/31/99       15,047.67        23,544.92      24,764.31
      04/30/99       15,535.39        24,456.68      24,795.94
      05/28/99       15,262.84        23,879.98      24,033.67
      06/30/99       15,850.98        25,204.20      25,717.28
      07/30/99       15,793.60        24,417.97      24,900.04
      08/31/99       15,865.32        24,297.09      25,306.71
      09/30/99       15,205.46        23,631.83      24,775.02
      10/29/99       15,434.98        25,126.63      26,646.40
      11/30/99       15,750.57        25,637.37      28,083.87
      12/31/99       17,136.86        27,146.42      31,005.01
      01/31/00       16,280.02        25,782.68      29,551.01
      02/29/00       16,422.83        25,295.13      30,995.77
      03/31/00       18,374.52        27,768.13      33,214.00
      04/28/00       18,311.05        26,933.00      31,633.51
      05/31/00       18,691.87        26,381.79      30,040.87
      06/30/00       17,961.97        27,032.29      32,317.46
      07/31/00       18,485.60        26,610.05      30,969.99
      08/31/00       19,929.54        28,261.98      33,774.39
      09/29/00       19,596.32        26,770.32      30,579.37
      10/31/00       19,628.05        26,656.77      29,132.66
      11/30/00       18,608.35        24,556.70      24,838.26
      12/29/00       20,000.45        24,677.17      24,052.15
      01/31/01       20,652.45        25,552.16      25,713.87
      02/28/01       19,894.73        23,223.77      21,521.62
      03/30/01       18,837.43        21,753.35      19,025.16
      04/30/01       20,546.72        23,442.47      21,431.64
      05/31/01       20,670.07        23,599.73      21,115.92
      06/30/01       19,771.37        23,025.55      20,627.05
      07/31/01       18,661.22        22,798.80      20,111.40
      08/31/01       16,934.31        21,372.98      18,467.19
      09/30/01       15,260.26        19,647.20      16,623.05
      10/31/01       16,211.82        20,022.07      17,495.26
      11/30/01       16,705.23        21,557.51      19,175.95
      12/31/01       17,462.95        21,746.48      19,139.96
      01/31/02       16,090.32        21,429.30      18,801.88
      02/28/02       15,518.39        21,015.94      18,021.61
      03/31/02       16,948.21        21,806.34      18,644.75
      04/30/02       16,414.41        20,484.75      17,123.12
      05/31/02       16,185.64        20,333.84      16,709.15
      06/30/02       14,412.65        18,885.28      15,163.21
      07/31/02       12,277.45        17,413.26      14,329.91
      08/31/02       12,963.76        17,527.58      14,372.72
      09/30/02       11,934.29        15,622.68      12,881.75
      10/31/02       12,620.61        16,997.75      14,063.34
      11/30/02       12,754.06        17,998.22      14,827.07
      12/31/02       12,198.47        16,940.86      13,803.09
      01/31/03       12,428.63        16,497.07      13,467.92
      02/28/03       12,428.63        16,249.55      13,406.15
      03/31/03       12,121.75        16,407.32      13,655.69
      04/30/03       12,773.87        17,758.79      14,665.57
     5/31/2003       13,982.21        18,694.45      15,397.38
     6/30/2003       14,250.73        18,932.93      15,609.86
     7/31/2003       14,500.07        19,266.74      15,998.55
     8/31/2003       15,363.17        19,642.50      16,396.91
     9/30/2003       14,941.21        19,433.89      16,221.46
    10/31/2003       15,823.49        20,533.27      17,133.11
    11/30/2003       16,437.25        20,713.92      17,312.14
    12/31/2003       17,590.64        21,800.26      17,911.01
     1/31/2004       17,318.52        22,200.41      18,276.86
     2/29/2004       17,940.51        22,508.97      18,393.14
     3/31/2004       17,882.20        22,169.40      18,051.62
     4/30/2004       17,337.96        21,821.39      17,841.93
     5/31/2004       17,493.46        22,120.84      18,173.79
     6/30/2004       17,823.89        22,550.98      18,400.96
     7/31/2004       17,435.15        21,804.61      17,361.31
     8/31/2004       17,474.02        21,892.81      17,276.24
     9/30/2004       17,901.64        22,129.93      17,440.36
    10/31/2004       17,882.20        22,468.52      17,712.43
    11/30/2004       18,445.88        23,376.25      18,321.74
    12/31/2004       19,009.56        24,171.04      19,039.95
     1/31/2005       18,543.07        23,581.27      18,405.92
     2/28/2005       19,145.62        24,076.47      18,602.86
     3/31/2005       18,523.63        23,650.32      18,264.29
     4/30/2005       18,251.51        23,200.96      17,917.27
     5/31/2005       18,698.56        23,938.75      18,784.47
     6/30/2005       19,126.18        23,972.27      18,714.96
     7/31/2005       19,787.05        24,864.04      19,630.13
     8/31/2005       20,214.66        24,637.77      19,376.90
     9/30/2005       20,545.10        24,837.34      19,466.03
    10/31/2005       20,020.29        24,422.56      19,277.21


                                                     For the Years Ended
  AVERAGE ANNUAL PERFORMANCE                            October 31, 2005


                                           One Year   Five Year   Ten Year
  MegaTrends Fund                           11.96%      0.40%       7.18%
  ------------------------------------------------------------------------
  S&P 500 Index                              8.72%     (1.74)%      9.34%
  ------------------------------------------------------------------------
  Russell 1000 Growth Index(R)               8.81%     (7.93)%      6.77%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The
  Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 MEGATRENDS FUND


THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

With inflation starting to rise and the U.S. economy growing more turbulent, the overall stock market, while up in the twelve-month period, was essentially flat year-to-date. The major reason for this lackluster performance was, without any doubt, dramatically higher energy prices and the dampening effect they have on both consumer confidence and economic activity.

Among notable highs set in the period was the new high set by inflation. The more than five percent year-over-year increase in producer prices signified the first time the 5 percent level has been breached since the early 1990s. And other than for a few months, you would have to go back all the way to the early 1980s to see this basic measure of inflation rising as fast as today.

The major cause of higher inflation today is oil. We are well aware that a big portion of the gains in the fund came from surging energy stocks, which are strongly represented in our portfolio. But we would be happy to give up some of those gains in exchange for lower energy prices, which would lead to a healthier market overall.

CURRENT OUTLOOK

Rapidly rising oil prices help a handful of companies while hurting just about everybody else. However, with all fundamentals pointing to energy's continued uptrend, we just cannot make a case for much lower energy prices. Growth in China and India will keep demand rising, while Wall Street's blindness to the problem is one reason why the U.S. is lagging when it comes to investing in energy alternatives such as wind.

Of course, as a growth fund, our horizons are not limited to energy alone. We are also concentrating our attention on companies that are positioned to capitalize directly on Chindian growth. The massive potential of China and India will mean that millions of new consumers will emerge all at once, but the uncertainty of rising energy prices presents economic risks. This means that the MegaTrends Fund, while geared for growth, will also have defensive mechanisms built in to ward off the negative consequences of further energy price increases.

 MEGATRENDS FUND

INVESTMENT HIGHLIGHTS

Over the year, we have significantly repositioned our portfolio by creating a portfolio of growing companies that are dominant in their industries/sectors, and who can truly sustain oversized earnings growth.

We slightly reduced our over-weighting in energy companies, taking profits on many stocks (including ChevronTexaco Corp. (CVX),(1) ConocoPhillips (COP)(1) and PetroChina Co., Ltd. (PTR)(1)) while leaving our exposure to the fastest growing subsector - oil servicers and drillers - intact. We raised our exposure to Canadian energy companies, including EnCana Corp. (ECA),(2) a major North American natural gas producer, as well as Petro-Canada (PCZ)(3) and Suncor Energy (SU),(4) with their attractive growth profiles and exposure to the Canadian oil sands. We increased our position in a major utilities company, FPL Group, Inc. (FPL),(5) which we consider an alternative energy play that, in our calculation, has higher growth prospects than the market expects.

In this tough environment where growth can be restricted by the rising energy costs, we think success will come from investing in high-quality dominant companies with a focus on inflation beneficiaries, mostly energy and technology stocks.

Among our other plays on the energy and alternative energy stocks are our two new positions: Air Products & Chemicals, Inc. (APD),(6) and Toyota Motor Corp. (TM).(7)

In a technology and consumer area, we like the Internet. Worldwide, the number of Internet users continues to increase, while the typical user spent ever more hours and money online. To increase our exposure to the area, we opened new positions in Yahoo! Inc. (YHOO),(8) Amazon.com, Inc.
(AMZN)(9) and Google, Inc. (GOOG).(10)

Our new positions in the health care area are all leaders in their fields. The leading biotech company Genentech, Inc. (DNA)(11) and major pharmaceuticals company Novartis AG (NVS)(12) complement our positions in Teva Pharmaceutical Industries Ltd. (TEVA),(13) a world leader in the generic drug market, Allergan, Inc. (ALG),(14) a known leader in eye-related drugs, and Amylin Pharmaceuticals, Inc. (AMLN),(15) a smaller biotech company that has unique opportunities in diabetes, obesity and cardiovascular disease. We also added a position in managed care provider UnitedHealth Group, Inc. (UNH).(16)

 MEGATRENDS FUND

Another major change was in the technology sector. We bought a stake in Microsoft Corp. (MSFT)(17) to increase our exposure to the companies that are true leaders in the technology area.

We somewhat reduced our exposure to the precious metals sector by selling our positions in smaller miners, Apex Silver Mines Ltd. (SIL)(1) and Impala Platinum Holdings Ltd. (IMPUY).(1)

CURRENT OUTLOOK

Long-term, we remain moderately bullish, and we continue to concentrate our investment efforts on companies with good growth prospects, including the companies that are leveraged to growth in Asia. Overall, we feel confident that investing in a portfolio of these attractively priced, rapidly growing companies should prove a good strategy in this challenging environment.

 (1) The fund did not hold this security as of 10/31/05.

 (2) This security comprised 2.09% of the fund's total net assets as of 10/31/05.

 (3) This security comprised 1.80% of the fund's total net assets as of 10/31/05.

 (4) This security comprised 2.55% of the fund's total net assets as of 10/31/05.

 (5) This security comprised 2.41% of the fund's total net assets as of 10/31/05.

 (6) This security comprised 1.68% of the fund's total net assets as of 10/31/05.

 (7) This security comprised 2.28% of the fund's total net assets as of 10/31/05.

 (8) This security comprised 2.72% of the fund's total net assets as of 10/31/05.

 (9) This security comprised 1.96% of the fund's total net assets as of 10/31/05.

(10) This security comprised 2.61% of the fund's total net assets as of 10/31/05.

(11) This security comprised 2.09% of the fund's total net assets as of 10/31/05.

(12) This security comprised 2.53% of the fund's total net assets as of 10/31/05.

(13) This security comprised 3.47% of the fund's total net assets as of 10/31/05.

(14) This security comprised 1.88% of the fund's total net assets as of 10/31/05.

(15) This security comprised 2.35% of the fund's total net assets as of 10/31/05.

(16) This security comprised 2.43% of the fund's total net assets as of 10/31/05.

(17) This security comprised 3.96% of the fund's total net assets as of 10/31/05.

 MEGATRENDS FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      October 31, 2005

   BERKSHIRE HATHAWAY, INC.                                     4.61%
     HOLDING COMPANY
   ------------------------------------------------------------------
   MICROSOFT CORP.                                              3.94%
     COMPUTER SOFTWARE & HARDWARE
   ------------------------------------------------------------------
   WELLS FARGO & CO.                                            3.86%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   ELECTRONIC ARTS, INC.                                        3.73%
     COMPUTER SOFTWARE & HARDWARE
   ------------------------------------------------------------------
   TEVA PHARMACEUTICAL INDUSTRIES LTD.                          3.46%
     PHARMACEUTICALS
   ------------------------------------------------------------------
   NORTHROP GRUMMAN CORP.                                       2.99%
     AIRCRAFT & DEFENSE
   ------------------------------------------------------------------
   THE COCA-COLA CO.                                            2.89%
     BEVERAGES
   ------------------------------------------------------------------
   AMERICAN EXPRESS CO.                                         2.88%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   THE PROCTER & GAMBLE CO.                                     2.85%
     MANUFACTURING
   ------------------------------------------------------------------
   YAHOO! INC.                                                  2.71%
     INTERNET SYSTEMS

 MEGATRENDS FUND

COUNTRY DISTRIBUTION BY COUNTRY OF DOMICILE

BASED ON TOTAL INVESTMENTS                              October 31, 2005

                                                            PERCENTAGE OF
                                                               TOTAL
COUNTRY                                         VALUE       INVESTMENTS

MegaTrends Fund
--------------------------------------------------------------------------
United States                                $10,921,465          76.18%
Canada                                           919,924           6.42%
Cayman Islands                                   608,209           4.24%
Israel                                           495,560           3.46%
Netherland Antilles                              363,080           2.53%
Switzerland                                      360,594           2.51%
Bermuda                                          343,150           2.39%
Japan                                            324,835           2.27%
--------------------------------------------------------------------------
TOTAL INVESTMENTS                            $14,336,817         100.00%
--------------------------------------------------------------------------

 PORTFOLIO ALLOCATION
 BASED ON TOTAL INVESTMENTS                             October 31, 2005

                      [MegaTrends Fund Pie Chart]

                     Materials                  4%
                     Fixed Income               4%
                     Consumer Discretionary     4%
                     Consumer Staples           6%
                     Cash Equivalent            6%
                     Industrials                8%
                     Information Technology    11%
                     Communications            11%
                     Financial Services        14%
                     Health Care               15%
                     Energy                    17%

 EASTERN EUROPEAN FUND

FUND MANAGER'S PERSPECTIVE

A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in the emerging markets of Eastern Europe.(1) While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry.

PERFORMANCE

 EASTERN EUROPEAN FUND

                     [Eastern European Fund Graph]

EASTERN EUROPEAN FUND           S&P 500 Index  MSCI Emerging Eastern


 Europe Index (Russia @ 30% mktcap weighted)

                                               Morgan Stanley Capital
                   Eastern                    Emerging Markets Eastern
                  European        S&P 500      European Index (Russia
    Date            Fund           Index     at 30% market cap weighted)
    ----          ---------       -------    ---------------------------

   3/31/1997     $10,000.00     $10,000.00          $10,000.00
   4/30/1997      10,360.00      10,596.46            9,846.73
   5/30/1997      10,440.00      11,241.13            9,895.78
   6/30/1997      11,190.00      11,744.45           10,834.18
   7/31/1997      11,950.00      12,678.42           11,704.23
   8/29/1997      11,750.00      11,968.68           11,786.07
   9/30/1997      12,480.00      12,623.79           12,450.21
  10/31/1997      11,190.00      12,202.67           11,006.76
  11/28/1997      10,190.00      12,767.09            9,534.40
  12/31/1997      11,237.00      12,986.19           10,982.43
   1/30/1998      10,272.11      13,129.69            9,174.51
   2/27/1998      11,166.64      14,076.11           10,589.31
   3/31/1998      11,508.38      14,796.35           11,198.86
   4/30/1998      11,860.16      14,945.14           11,265.22
   5/29/1998       9,960.53      14,688.61            8,971.00
   6/30/1998       9,819.81      15,284.81            8,856.68
   7/31/1998      10,453.02      15,122.47            9,565.14
   8/31/1998       7,447.78      12,938.32            5,849.08
   9/30/1998       7,266.86      13,767.20            5,683.00
  10/30/1998       8,060.89      14,886.04            6,587.32
  11/30/1998       8,070.94      15,787.88            6,881.66
  12/31/1998       8,392.57      16,697.06            7,176.11
   1/29/1999       8,663.95      17,395.01            7,504.43
   2/26/1999       7,890.02      16,854.48            6,454.29
   3/31/1999       8,261.91      17,528.62            6,883.58
   4/30/1999       8,925.27      18,207.41            7,538.26
   5/28/1999       9,126.29      17,778.07            8,089.74
   6/30/1999       9,679.10      18,763.92            8,469.28
   7/30/1999      10,050.98      18,178.59            9,069.89
   8/31/1999       9,809.76      18,088.60            8,665.79
   9/30/1999       8,462.93      17,593.33            7,563.79
  10/29/1999       8,704.15      18,706.17            7,831.11
  11/30/1999       9,025.78      19,086.41            8,066.47
  12/31/1999      10,885.22      20,209.86            9,689.91
   1/31/2000      11,387.76      19,194.58           10,082.66
   2/29/2000      11,940.57      18,831.62           11,096.55
   3/31/2000      13,217.04      20,672.70           11,605.58
   4/28/2000      11,427.97      20,050.97           10,119.09
   5/31/2000      10,633.94      19,640.61            9,796.00
   6/30/2000       9,930.37      20,124.89            9,484.71
   7/31/2000       9,980.63      19,810.54            9,548.82
   8/31/2000      10,372.62      21,040.36            9,393.22
   9/29/2000       9,267.01      19,929.86            8,338.22
  10/31/2000       8,864.97      19,845.32            7,812.61
  11/30/2000       7,759.36      18,281.87            6,853.15
  12/29/2000       8,553.39      18,371.56            8,214.23
   1/31/2001       9,256.96      19,022.97            8,646.28
   2/28/2001       8,613.69      17,289.54            7,566.46
   3/30/2001       8,442.83      16,194.85            7,016.77
   4/30/2001       8,824.76      17,452.35            7,359.62
   5/31/2001       9,297.16      17,569.43            7,804.77
   6/30/2001       9,568.54      17,141.97            7,290.14
   7/31/2001       9,166.50      16,973.16            6,721.16
   8/31/2001       9,065.99      15,911.67            6,623.81
   9/30/2001       8,372.47      14,626.87            6,022.11
  10/31/2001       9,267.01      14,905.95            7,041.19
  11/30/2001       9,839.91      16,049.05            7,486.66
  12/31/2001      10,211.80      16,189.73            7,809.51
   1/31/2002      11,066.13      15,953.60            8,581.33
   2/28/2002      10,935.47      15,645.86            8,089.39
   3/31/2002      11,920.47      16,234.29            8,622.36
   4/30/2002      12,875.31      15,250.40            9,334.93
   5/31/2002      13,066.28      15,138.05            9,454.05
   6/30/2002      12,272.25      14,059.63            8,513.89
   7/31/2002      11,518.43      12,963.76            7,906.68
   8/31/2002      12,121.49      13,048.86            8,297.70
   9/30/2002      11,970.72      11,630.71            8,201.80
  10/31/2002      12,794.90      12,654.41            8,602.50
  11/30/2002      13,779.90      13,399.24            9,197.40
  12/31/2002      13,749.75      12,612.06            9,113.50
   1/31/2003      13,317.55      12,281.68            8,900.50
   2/28/2003      13,759.80      12,097.40            8,962.80
   3/31/2003      13,247.20      12,214.85            8,847.50
   4/30/2003      14,905.61      13,220.99           10,053.70
   5/31/2003      16,342.90      13,917.57           11,072.40
   6/30/2003      16,413.26      14,095.11           10,781.60
   7/31/2003      16,192.14      14,343.62           11,001.80
   8/31/2003      17,810.34      14,623.37           12,211.20
   9/30/2003      19,016.46      14,468.07           12,530.60
  10/31/2003      19,539.11      15,286.53           12,494.30
  11/30/2003      20,182.38      15,421.02           12,542.70
  12/31/2003      22,185.29      16,229.77           13,746.80
   1/31/2004      23,764.65      16,527.67           14,306.50
   2/29/2004      26,001.20      16,757.39           15,135.20
   3/31/2004      27,803.16      16,504.59           16,471.00
   4/30/2004      25,174.42      16,245.50           15,423.30
   5/31/2004      24,888.23      16,468.43           15,330.10
   6/30/2004      25,450.01      16,788.66           15,475.40
   7/31/2004      24,803.43      16,233.01           15,166.70
   8/31/2004      26,033.00      16,298.67           15,803.90
   9/30/2004      28,354.35      16,475.20           17,252.00
  10/31/2004      30,113.91      16,727.27           18,270.10
  11/30/2004      31,619.07      17,403.05           19,960.70
  12/31/2004      33,803.24      17,994.76           21,278.00
   1/31/2005      34,178.10      17,555.69           21,103.40
   2/28/2005      38,356.65      17,924.35           24,842.80
   3/31/2005      34,266.30      17,607.09           22,155.30
   4/30/2005      31,840.76      17,272.56           21,178.10
   5/31/2005      32,954.30      17,821.83           21,345.20
   6/30/2005      34,751.41      17,846.78           22,471.20
   7/31/2005      38,257.42      18,510.68           24,729.20
   8/31/2005      41,564.98      18,342.23           26,826.90
   9/30/2005      46,294.79      18,490.80           29,764.30
  10/31/2005      42,590.32      18,182.01           26,819.90


                                                   For the Periods Ended
  AVERAGE ANNUAL PERFORMANCE                            October 31, 2005


                                           One Year   Five Year   Inception
  Eastern European Fund
    (Inception 3/31/97)                     41.43%     36.85%      18.37%
  -------------------------------------------------------------------------
  S&P 500 Index                              8.72%     (1.74)%      7.21%
  -------------------------------------------------------------------------
  Morgan Stanley Capital Emerging Markets
    Europe Index                            44.87%     21.18%        n/a
  -------------------------------------------------------------------------
  Morgan Stanley Capital Emerging Markets
    Eastern European Index (Russia at 30%
    market cap weighted)                    46.80%     27.96%      12.17%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital Emerging Markets Europe Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). In the future, this index will be used as the benchmark comparison for this fund as the subadviser believes it is more representative of the investments in the fund. The index commenced December 1998; it is not included in the graph as it had less than the full period of data. The previous benchmark index was the Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30% market cap weighted), a capitalization-weighted index that monitors the performance of emerging market stocks from all the countries that make up the Eastern European region. Performance data for the previous benchmark is presented for comparison purposes. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 EASTERN EUROPEAN FUND

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

Key regional markets all appreciated strongly over the reporting period with Turkey up 52.3 percent (XU100 USD Index(2)), followed by the Czech Republic, Hungary, Russia and Poland, up 51.0 percent (PX-50 USD
Index(3)), 44.2 percent (BUX USD Index(4)), 32.9 percent (ROS USD
Index(5)) and 29.0 percent (WSE-WIG USD Index(6)), respectively.

The beginning of October saw the long awaited start of Turkey's accession talks with the European Union (EU). The October 3 start date was preceded by last minute diplomatic bartering but in the end, the framework for the talks was as expected, without any significant new conditions imposed on Turkey. A screening process is now underway which will determine the legislative differences between Turkey and the EU. Only once this is completed will negotiations on the 35 chapters start in detail, probably not until 2006.

We are increasingly enthusiastic about the outlook for corporate earnings in Turkey with many companies commenting that the recent sharp improvement in the country's economic fortunes is leading to a commensurate improvement in the outlook for corporate profitability.

In addition to Turkey, the other market which continues to provide the most interesting investment opportunities is Russia. We believe that, despite the out-performance of the market over the last 3 years, the embedded potential for investment returns in Russia remains high. The outlook for the Russian economy has improved further over the reporting period with the old themes remaining relevant going forward.

In particular, the continued high price of oil and gas on global markets continues to exert a positive influence over the Russian economy. Russia remains the second largest global oil producer after Saudi Arabia at a little more than nine million barrels of oil output a day. Oil prices at historic highs have resulted in booming exports to the point where Russia's monthly trade surplus is averaging $12 billion. This has improved the country's balance sheet where its sovereign external debt is trading at only 125 basis points over U.S. Treasuries, a historic low. Investors have applauded the fiscally conservative policies of the Putin administration, where the cornerstone policy has featured the creation of the Stabilization Fund, a device aimed at saving for the nation any windfall benefits from high current energy prices. The Stabilization Fund is expected to reach $40 billion by the end of the year, equivalent to nearly 5 percent of the GDP.

We have seen over the course of 2005 significant new equity issuance from companies across the region looking to raise capital. The majority of these equity issues involve companies raising money for investment although

 EASTERN EUROPEAN FUND

several transactions have involved entrepreneurs' monetizing part of their stake after spending many years building the businesses. Russian companies in particular have been busy listing on the London Stock Exchange with a total of nearly $5 billion raised from investors in 2005 alone.

Although this is not large by Western standards, it is significant from a regional standpoint and in our opinion represents only the tip of the iceberg.

INVESTMENT HIGHLIGHTS

In Turkey toward the close of the period, the fund increased its exposure to Turkiye Garanti Bankasi a.s. (Garanti).(7) This position currently offers a compelling combination of tangible downside protection with future exposure to one of the best run financial institutions in Turkey. GE Consumer Finance(8) has just announced that it will be acquiring a significant stake in Garanti from the Dogus Group,(9) one of the country's most respected business groups. This will result in the two institutions having joint control. As part of the transaction, GE Consumer Finance is expected to make an offer to minority investors. The current share price is trading very close to the expected bid value providing in effect, a put option to investors limiting the downside in the event of a wholesale market correction. At the same time, the investment team believes the new Garanti will provide an excellent vehicle to gain exposure to Turkey's rapidly growing economy.

Within Central Europe, the fund participated in an equity raising in August by the Central European Distribution Company (CEDC),(10) a U.S. listed company controlling a large part of the Polish alcohol distribution market. The share price advanced by 23 percent after the transaction, making the position one of the better-performing Central European holdings. This is a company that we have long followed and supported. They have more than doubled profits over the last four years after adopting a strategy of aggressively acquiring the competition in a very fragmented market to end up with a dominant share of the vodka distribution market.

Finally, in the last few months of the reporting period, Gazprom(11) local shares appreciated impressively following comments from the company and from various parts of the government suggesting that tangible steps to remove ownership and trading restrictions would be announced in the coming weeks. President Putin stated that he hoped such a decision would be made in the near future.

Liquidity in Gazprom local shares has recently surged, with several days of $400 million turnover, making it the second most liquid Russian name

 EASTERN EUROPEAN FUND

after Unified Energy Systems. Gazprom has become one of Europe's largest companies with a market capitalization of $105 billion, larger than the three Central European markets put together. Acknowledgement of this, along with the ultimate index weighting implications, has continued to support the implied ADR valuations at high levels.

The ultimate formal removal of the ring fence (a strategy with which an investor isolates a certain amount of money from any outside risk) will represent a major event for the Russian equity market, improving its international profile and demonstrating the pro-capital market status of the administration. The impact on asset prices is likely to be felt beyond Gazprom itself.

CURRENT OUTLOOK

We believe that the sharp market falls seen in October 2005 on the back of external uncertainties, may well color the market over the coming months. However, we are confident that we have not seen the end of the rally in the region.

 (1) The subadviser considers the following countries to be in the Eastern European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkey, Turkmenistan, Ukraine and Uzbekistan.

 (2) The Istanbul Stock Exchange National 100 Index (XU100) is a capitalization-weighted index composed of National Market companies except investment trusts.

 (3) The PX-50 Index is a capitalization-weighted index comprising 50 companies listed on the Prague Stock Exchange, into which only issues from the main and secondary market can be incorporated.

 (4) The Budapest Stock Exchange Index (BUX) is a capitalization-weighted index adjusted for free float. The index tracks the daily price only performance of large, actively traded shares on the Budapest Stock Exchange.

 (5) The Russian Trading Systems Index (ROS) is a capitalization-weighted index that is calculated in USD. The index is comprised of stocks traded on the Russian Trading
     System.

 (6) The WSE-WIG Index is a total return index that includes dividends and preemptive rights (subscription rights). The index includes all companies listed on the main market, excluding foreign companies and investment funds.

 (7) This security comprised 3.47% of the fund's total net assets as of 10/31/05.

 (8) The fund did not hold this security as of 10/31/05.

 (9) The fund did not directly hold this security as of 10/31/05.
     However, it held shares of a subsidiary, Dogus Otomotiv Servis ve Ticaret a.s., which comprised 1.09% of the fund's total net assets as of 10/31/05.

(10) This security comprised 0.75% of the fund's total net assets as of 10/31/05.

(11) The fund did not directly hold this security as of 10/31/05. However, it was indirectly exposed to Gazprom through its holdings in Novy Neft Ltd., Novy Neft II Ltd., Rengaz Holdings Ltd., and Rengaz Holdings Ltd., Series 2 (0.84%, 0.33%, 1.68%, and 0.50%, respectively, of the fund's total net assets as of 10/31/05).

 EASTERN EUROPEAN FUND


 COUNTRY DISTRIBUTION BY COUNTRY OF DOMICILE
 BASED ON TOTAL INVESTMENTS                             October 31, 2005

                      [Eastern European Fund Pie Chart]

                          United States          3%
                          Other                  4%
                          Czech Republic         7%
                          Poland                 9%
                          Hungary               13%
                          Turkey                23%
                          Russian Federation    41%

 EASTERN EUROPEAN FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      October 31, 2005

   LUKOIL                                                      11.77%
     OIL & GAS - INTEGRATED
   ------------------------------------------------------------------
   OTP BANK RT.                                                 9.70%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   MOBILE TELESYSTEMS                                           7.33%
     COMMUNICATIONS
   ------------------------------------------------------------------
   HACI OMER SABANCI HOLDING A.S.                               6.85%
     DIVERSIFIED OPERATIONS
   ------------------------------------------------------------------
   NOVATEK OAO                                                  5.26%
     OIL & GAS EXTRACTION
   ------------------------------------------------------------------
   CESKE ENERGTICKE ZAVODY                                      4.84%
     ELECTRIC SERVICES & UTILITIES
   ------------------------------------------------------------------
   VIMPELCOM                                                    4.63%
     COMMUNICATIONS
   ------------------------------------------------------------------
   SURGUTNEFTEGAZ                                               4.49%
     OIL & GAS EXTRACTION
   ------------------------------------------------------------------
   TURKIYE IS BANKASI                                           3.94%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   TELEKOMUNIKACJA POLSKA S.A.                                  3.90%
     COMMUNICATIONS

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            October 31, 2005

   FINANCIAL SERVICES                                          24.05%
   OIL & GAS EXTRACTION                                        16.47%
   COMMUNICATIONS                                              15.88%
   OIL & GAS - INTEGRATED                                      15.49%
   DIVERSIFIED OPERATIONS                                       6.85%

 GLOBAL EMERGING MARKETS FUND

FUND MANAGER'S PERSPECTIVE

A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Global Emerging Markets Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of the equity securities of companies located in or with a significant business presence in emerging countries.(1) While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry.

PERFORMANCE

 GLOBAL EMERGING MARKETS FUND

                    [Global Emerging Markets Fund Graph]

                                                    Morgan Stanley Capital
                  Global Emerging        S&P 500    Emerging Markets Free
         Date       Markets Fund          Index     Total Net Return Index
         ----     ---------------        -------    ----------------------

       2/24/2005     $10,000.00         $10,000.00       $10,000.00
       2/28/2005     $10,180.00          10,029.62        10,196.56
       3/31/2005     $ 9,370.00           9,852.10         9,522.68
       4/30/2005     $ 9,020.00           9,664.91         9,267.07
       5/31/2005     $ 9,190.00           9,972.25         9,589.64
       6/30/2005     $ 9,440.00           9,986.21         9,915.44
       7/31/2005     $10,230.00          10,357.70        10,608.51
       8/31/2005     $10,520.00          10,263.44        10,699.37
       9/30/2005     $11,470.00          10,346.58        11,695.59
      10/31/2005     $10,650.00          10,173.79        10,931.17

                                                   For the Periods Ended
  AVERAGE ANNUAL PERFORMANCE                            October 31, 2005


                                                                Inception
  Global Emerging Markets Fund (Inception 2/24/05)                6.50%
  -----------------------------------------------------------------------
  S&P 500 Index                                                   1.74%
  -----------------------------------------------------------------------
  Morgan Stanley Capital Emerging Markets Free Total Net
    Return Index                                                  9.31%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital Emerging Markets Free Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

 GLOBAL EMERGING MARKETS FUND

THE PERIOD IN REVIEW - ISSUES THAT AFFECTED THE FUND

After a nervous first two months following the fund's launch on February 24, 2005, characterised by weak markets around the globe, emerging markets performed well for most of the period under review, rebounding from the losses of the spring, albeit with a sting in the tail in October. There were gains in all regions. Latin America and Eastern Europe outperformed Asia, the latter held back by worsening terms of trade as input prices (commodities) rose. Investors chose to focus on the attractive combination of growth and valuations in the asset class as economic stability continues to be re-rated by low emerging market bond spreads over 'risk free' assets such as U.S. Treasuries.

Given investors' increased risk appetite, it is no surprise that the major rises were seen in the 'high beta' markets. This included Brazil, Russia, Korea, India and Turkey. The Korean market reached a record high in September, finally breaking through its 1994 levels. On balance, commodity rich markets generally did better than net importers of raw materials. Taiwan and China were among the main laggards in the asset class, the former especially weak. During the period, a standout market for other reasons was Indonesia, where stocks fell sharply in August, partly a result of the Rupiah reaching a three-year low due largely to worsening budget finances (a consequence of subsidies for local oil consumers) and a fall in foreign exchange reserves. It is also worth noting that Indonesia is now a net importer of oil. In Turkey's case, the market was boosted by expectations, and subsequently realised, that EU accession talks would begin.

Russia and Brazil were supported by lower interest rates as well as firm commodity prices. The perceived lower risk associated with the asset class acted as a trigger to bring funds into the markets, both from dedicated emerging market and "cross-over" investors.

The most surprising but expected news was the reform in the management of the Chinese Renminbi. Instead of a U.S. Dollar link, it is now managed against a basket of currencies. As a result of this news the Renminbi appreciated about 2 percent against the U.S. Dollar. In the longer run, the currency should move more in line with the country's fundamentals, but this is likely to have little impact on China's powerhouse economy in the next few years at least. The U.S. is already complaining that the steps are insufficient and are also unhappy with the interventionist policy used to keep the Renminbi weak (the latter policy is one pursued by all countries from time to time as it suits them). The true test of the relationship between the U.S. and China would be if the Dollar were to reverse its recent strength.

 GLOBAL EMERGING MARKETS FUND

INVESTMENT HIGHLIGHTS

Within the portfolio, Mexican airport operator Grupo Aeroportuario del Sureste, S.A. de C.V. (ASUR)(1) performed well following the release of passenger growth numbers which were above expectations. Furthermore, the government announced its intention to restructure the airline industry as well as granting new licenses to low cost carriers which will help domestic passenger traffic to the main airports run by the company. In addition, the company is benefiting from altered traveller preferences as Americans opt to stay closer to home and European tourists look for alternatives to tsunami-hit parts of Asia.

For the fund, one feature was the choppy performance of VimpelCom,(2) the Russian mobile phone player. We believe that it represents the best exposure to the Russian consumer sector, which in turn represents the most dynamic component of the Russian economy today. It is expected to add several million net new subscribers this year in Russia, as the Russian mobile telephony market goes from a 54 percent penetration level to a predicted 85 percent at the end of 2005. As unemployment has been falling and real wages have been increasing, the purchasing power of the population has surged, stimulating demand for consumer products such as mobile phones.

We are pleased to report that the fund's position in Bank Austria Creditanstalt,(2) the central and eastern European bank, was closed profitably. The decision to sell was taken after UniCredito Italiano SpA,(2) Italy's leading banking group, formalised its bid for HVB Group,(2) the second largest German bank, and, at the same time, a minority interest in Bank Austria Creditanstalt.

In Asia, most of the news was made in China, with periodic rumblings about a potential revaluation of the Renminbi, although these calls abated somewhat following the U.S. Dollar's rally. The headlines were also grabbed by the weakness in the China A share market (owned only by locals), the Chinese bids for American household icon Maytag Corporation(2) and energy giant Unocal Corporation(2) by Haier Group(2) and CNOOC Ltd.;(2) and by the year's largest IPO (that of China Shenhua Energy Co.,(2) a $2.9 billion deal, which sagged after flotation). Xinao Gas Holdings Ltd.,(3) a portfolio holding, performed well and announced the acquisition of 51 percent of the gas operator in Luoyang, the second largest city in Henan Province with 1.5 million people.

 GLOBAL EMERGING MARKETS FUND

CURRENT OUTLOOK

October's market declines need to be looked at in the context of the rise that preceded it. Fundamentals of the companies in the portfolios, and in the asset class as a whole, are very sound in our view. Emerging markets bond spreads, an important measure of the risk in the sector compared with developed markets, have continued to fall and are near levels last seen over seven years ago. Despite this, at the end of the period, valuations in the sector remain comfortingly undemanding by historic standards, or compared to developed market equities. The sector trades at below 10 times 2006 earnings.

(1) Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

(2) The fund did not hold this security as of 10/31/05.

(3) This security comprised 2.08% of the fund's total net assets as of 10/31/05.

 COUNTRY DISTRIBUTION BY COUNTRY OF DOMICILE
 BASED ON TOTAL INVESTMENTS                             October 31, 2005

                  [Global Emerging Markets Fund Pie Chart]

                      Singapore                     3%
                      Malaysia                      3%
                      Hungary                       3%
                      Bermuda                       4%
                      United States                 4%
                      People's Republic of China    4%
                      Turkey                        5%
                      Russian Federation            5%
                      India                         5%
                      Mexico                        6%
                      South Africa                  8%
                      Brazil                       11%
                      Taiwan                       12%
                      Korea, Republic Of           13%
                      Other                        14%

 GLOBAL EMERGING MARKET FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS      October 31, 2005

   SAMSUNG ELECTRONICS CO., LTD.                                6.62%
     ELECTRONICS & COMPONENTS
   ------------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                     4.48%
     OIL & GAS - INTEGRATED
   ------------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                                 3.99%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   MOBILE TELESYSTEMS                                           3.16%
     COMMUNICATIONS
   ------------------------------------------------------------------
   BRADESPAR S.A.                                               3.07%
     DIVERSIFIED OPERATIONS
   ------------------------------------------------------------------
   TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.                 2.89%
     ELECTRONICS & COMPONENTS
   ------------------------------------------------------------------
   NOVY NEFT LTD.                                               2.88%
     OIL & GAS EXTRACTION
   ------------------------------------------------------------------
   SASOL LTD.                                                   2.87%
     OIL & GAS - INTEGRATED
   ------------------------------------------------------------------
   OTP BANK RT.                                                 2.83%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   SK CORP.                                                     2.81%
     OIL & GAS - INTEGRATED

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS            October 31, 2005

   FINANCIAL SERVICES                                          20.29%
   ELECTRONICS & COMPONENTS                                    16.70%
   OIL & GAS - INTEGRATED                                      13.59%
   COMMUNICATIONS                                              12.41%
   CONSTRUCTION                                                 6.81%

 EXPENSE EXAMPLE                                        October 31, 2005

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term traders fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE                                        October 31, 2005

  ----------------------------------------------------------------------
  SIX MONTHS ENDED OCTOBER 31, 2005
                              BEGINNING         ENDING        EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING
                             MAY 1, 2005   OCTOBER 31, 2005    PERIOD*
  ----------------------------------------------------------------------
  HOLMES GROWTH FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,125.00        $ 9.27
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,016.48        $ 8.80
  ----------------------------------------------------------------------
  MEGATRENDS FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,096.90        $15.06
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,010.84        $14.44
  ----------------------------------------------------------------------
  EASTERN EUROPEAN FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,337.60        $12.25
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,014.72        $10.56
  ----------------------------------------------------------------------
  GLOBAL EMERGING MARKETS
    FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,180.70        $10.99
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,015.12        $10.16
  ----------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios for the six-month period ended October 31, 2005, were 1.73%, 2.85%, 2.08% and 2.00%, respectively, for the Holmes Growth, MegaTrends, Eastern European and Global Emerging Markets Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS AND WARRANTS 94.52%                             SHARES             VALUE

AIRLINES 0.56%
--------------------------------------------------------------------------------------
SkyWest, Inc.                                                 12,500       $   366,375

APPAREL 0.77%
--------------------------------------------------------------------------------------
True Religion Apparel, Inc.                                   40,000           500,400*

AUTO PARTS & EQUIPMENT 0.88%
--------------------------------------------------------------------------------------
Accuride Corp.                                                45,000           571,500*

BUILDING MATERIALS 1.49%
--------------------------------------------------------------------------------------
Florida Rock Industries, Inc.                                 10,500           597,450
Texas Industries, Inc.                                         7,500           372,000
                                                                           -----------
                                                                               969,450

COMMUNICATIONS 3.44%
--------------------------------------------------------------------------------------
Motorola, Inc.                                                40,000           886,400
NII Holdings, Inc.                                             5,000           414,600*
Syniverse Holdings, Inc.                                      30,000           543,000*
West Corp.                                                    10,000           394,500*
                                                                           -----------
                                                                             2,238,500

COMPUTER SOFTWARE & HARDWARE 7.21%
--------------------------------------------------------------------------------------
Advent Software, Inc.                                         15,000           460,800*
Autodesk, Inc.                                                25,000         1,128,250
Electronics for Imaging, Inc.                                 20,000           502,200*
Fun Technologies plc                                         180,000           837,397*
Imation Corp.                                                  7,500           321,075
JDA Software Group, Inc.                                      30,000           485,100*
SPSS, Inc.                                                    20,000           456,000*
Vignette Corp.                                                30,000           498,300*
                                                                           -----------
                                                                             4,689,122

COSMETICS & TOILETRIES 0.53%
--------------------------------------------------------------------------------------
Parlux Fragrances, Inc.                                       15,000           347,400*

DISTRIBUTION/WHOLESALE 3.13%
--------------------------------------------------------------------------------------
Beacon Roofing Supply, Inc.                                   15,000           408,900*
Brightpoint, Inc.                                             52,500         1,133,475*
WESCO International, Inc.                                     12,500           496,875*
                                                                           -----------
                                                                             2,039,250

E-COMMERCE 0.46%
--------------------------------------------------------------------------------------
NutriSystem, Inc.                                             10,000           299,700*

                                                                      33


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005


COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

ELECTRONICS & COMPONENTS 5.84%
--------------------------------------------------------------------------------------
Exar Corp.                                                    40,000       $   503,600*
Intersil Corp.                                                20,000           455,200
Logitech International S.A., ADR                              20,000           767,200*
Monolithic Power Systems, Inc.                                30,000           384,900*
NVIDIA Corp.                                                  25,000           838,750*
PortalPlayer, Inc.                                            15,000           302,850*
Supertex, Inc.                                                15,000           549,600*
                                                                           -----------
                                                                             3,802,100

ENGINEERING & CONSTRUCTION 0.98%
--------------------------------------------------------------------------------------
Jacobs Engineering Group, Inc.                                10,000           637,500*

FINANCIAL SERVICES 13.90%
--------------------------------------------------------------------------------------
Affiliated Managers Group, Inc.                                7,500           575,625*
Alliance Capital Management Holding, L.P.                     10,000           529,300
Ameritrade Holding Corp.                                      35,000           736,050*
Asset Acceptance Capital Corp.                                25,000           662,250*
Charles Schwab Corp.                                          35,000           532,000
CompuCredit Corp.                                             10,000           438,200*
Digital Insight Corp.                                         20,000           596,600*
Dundee Wealth Management, Inc.                                78,000           588,205
E*Trade Financial Corp.                                       30,000           556,500*
Federated Investors, Inc. Class B                             15,000           525,150
GMP Capital Corp.                                             25,000           633,367
Greenhill & Co., Inc.                                         10,000           479,500
Lehman Brothers Holdings, Inc.                                 5,000           598,350
National Financial Partners Corp.                             10,000           452,300
Northern Trust Corp.                                          10,000           536,000
Nuveen Investments, Class A                                   15,000           607,050
                                                                           -----------
                                                                             9,046,447

FOOD 1.21%
--------------------------------------------------------------------------------------
Flowers Foods, Inc.                                           10,000           293,000
Kroger Co.                                                    25,000           497,500*
                                                                           -----------
                                                                               790,500

GOLD MINING 0.38%
--------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (August 2008), Class B              100,000           244,027*

HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES 2.69%
--------------------------------------------------------------------------------------
Meridian Bioscience, Inc.                                     22,500           471,150
Radiation Therapy Services, Inc.                              20,000           600,800*
Techne Corp.                                                  12,500           677,750*
                                                                           -----------
                                                                             1,749,700


34


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

HUMAN RESOURCES 0.78%
--------------------------------------------------------------------------------------
The Ultimate Software Group, Inc.                             30,000       $   509,700*

INDEX FUND 0.47%
--------------------------------------------------------------------------------------
iShares MSCI Japan Index Fund                                 25,000           302,750

INSURANCE 4.84%
--------------------------------------------------------------------------------------
Aon Corp.                                                     15,000           507,750
HCC Insurance Holdings, Inc.                                  25,000           750,000
ProAssurance Corp.                                            10,000           468,000*
Selective Insurance Group, Inc.                               10,000           549,100
W. R. Berkley Corp.                                           20,000           874,000
                                                                           -----------
                                                                             3,148,850

INTERNET SYSTEMS 2.64%
--------------------------------------------------------------------------------------
Blue Coat Systems, Inc.                                       15,000           704,850*
Internet Security Systems, Inc.                               20,000           492,600*
WebSideStory, Inc.                                            30,000           521,700*
                                                                           -----------
                                                                             1,719,150

MACHINERY 1.98%
--------------------------------------------------------------------------------------
Finning International, Inc.                                   20,000           653,788
Regal-Beloit Corp.                                            20,000           636,600
                                                                           -----------
                                                                             1,290,388

MANUFACTURING 2.24%
--------------------------------------------------------------------------------------
BorgWarner, Inc.                                              10,000           579,900
Lennox International, Inc.                                    20,000           557,800
The Westaim Corp.                                            100,000           320,285*
                                                                           -----------
                                                                             1,457,985

MEDIA 1.38%
--------------------------------------------------------------------------------------
Central European Media Enterprises Ltd., Class A               7,500           348,675*
Grupo Televisa S.A., Sponsored ADR                             7,500           548,250
                                                                           -----------
                                                                               896,925

MEDICAL INFORMATION SYSTEMS 2.52%
--------------------------------------------------------------------------------------
Allscripts Healthcare Solutions, Inc.                         50,000           800,000*
Emdeon Corp.                                                  30,000           276,000*
Medco Health Solutions, Inc.                                  10,000           565,000*
                                                                           -----------
                                                                             1,641,000

                                                                          35


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE

MEDICAL PRODUCTS 3.89%
--------------------------------------------------------------------------------------
Haemonetics Corp.                                             10,000       $   484,500*
ResMed, Inc.                                                  15,000           571,950*
Respironics, Inc.                                             10,000           358,700*
The Cooper Companies, Inc.                                     7,500           516,300
Viasys Healthcare, Inc.                                       25,000           597,250*
                                                                           -----------
                                                                             2,528,700

METAL & MINERAL MINING 2.21%
--------------------------------------------------------------------------------------
Charles & Colvard Ltd.                                        20,000           464,000
First Quantum Minerals Ltd.                                   15,000           352,059
Northern Orion Resources, Inc.                               250,000           622,776*
                                                                           -----------
                                                                             1,438,835

MOTORCYCLES 0.76%
--------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                         10,000           495,300

OIL & GAS DRILLING 5.99%
--------------------------------------------------------------------------------------
Ensign Energy Services, Inc.                                  15,000           470,386
Helmerich & Payne, Inc.                                       10,000           554,000
Nabors Industries, Inc.                                       10,000           686,300*
Noble Corp.                                                    7,500           482,850
Patterson-UTI Energy, Inc.                                    20,000           682,600
Todco, Class A                                                10,000           447,500
Transocean, Inc.                                              10,000           574,900*
                                                                           -----------
                                                                             3,898,536

OIL & GAS EXTRACTION & SERVICES 5.21%
--------------------------------------------------------------------------------------
Gulfmark Offshore, Inc.                                       20,000           570,800*
Halliburton Co.                                               10,000           591,000
Hornbeck Offshore Services, Inc.                              20,000           644,200*
Noble Energy, Inc.                                            14,000           560,700
Oil States International, Inc.                                15,000           496,500*
Ultra Petroleum Corp.                                         10,000           524,900*
                                                                           -----------
                                                                             3,388,100

OIL & GAS REFINING & MARKETING 0.85%
--------------------------------------------------------------------------------------
Frontier Oil Corp.                                            15,000           553,200

OIL & GAS ROYALTY TRUSTS 1.37%
--------------------------------------------------------------------------------------
Canadian Oil Sands Trust                                       5,000           470,259
Enerplus Resources Fund                                       10,000           420,000
                                                                           -----------
                                                                               890,259

36


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS AND WARRANTS                                    SHARES             VALUE


PHARMACEUTICALS 1.96%
--------------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc.                           20,000       $   538,400*
United Therapeutics Corp.                                     10,000           738,600*
                                                                           -----------
                                                                             1,277,000

PIPELINES 0.97%
--------------------------------------------------------------------------------------
Questar Corp.                                                  8,000           630,000

REAL ESTATE 0.79%
--------------------------------------------------------------------------------------
Trammell Crow Co.                                             20,000           511,400*

RECREATIONAL CENTERS 0.86%
--------------------------------------------------------------------------------------
Life Time Fitness, Inc.                                       15,000           557,100*

RECYCLING 0.80%
--------------------------------------------------------------------------------------
Aleris International, Inc.                                    20,000           519,200*

REITS 1.15%
--------------------------------------------------------------------------------------
BioMed Realty Trust, Inc.                                     30,000           750,300

RESEARCH & DEVELOPMENT 1.11%
--------------------------------------------------------------------------------------
Kendle International, Inc.                                    30,000           722,400*

RETAIL 0.83%
--------------------------------------------------------------------------------------
Coldwater Creek, Inc.                                         20,000           539,800*

SECURITY DEVICES 0.88%
--------------------------------------------------------------------------------------
LoJack Corp.                                                  30,000           570,300*

STORAGE 1.08%
--------------------------------------------------------------------------------------
Mobile Mini, Inc.                                             15,000           700,200*

TRANSPORTATION 1.53%
--------------------------------------------------------------------------------------
Celadon Group, Inc.                                           20,000           463,200*
Forward Air Corp.                                             15,000           531,750
                                                                           -----------
                                                                               994,950

UTILITIES 1.96%
--------------------------------------------------------------------------------------
Exelon Corp.                                                  10,000           520,300
TXU Corp.                                                      7,500           755,625
                                                                           -----------
                                                                             1,275,925
--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                            61,500,224
--------------------------------------------------------------------------------------
  (cost $56,556,819)

                                                                      37


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

                                                          PRINCIPAL
REPURCHASE AGREEMENT 2.20%                                  AMOUNT            VALUE

Joint Tri-Party Repurchase Agreement, Credit Suisse
  First Boston, 10/31/05, 3.94%, due 11/01/05,
  repurchase price $1,430,244, collateralized by
  U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $1,430,087)                    $1,430,087       $ 1,430,087

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.72%                                                    62,930,311
--------------------------------------------------------------------------------------
  (cost $57,986,906)
Other assets and liabilities, net 3.28%                                      2,134,922
                                                                           -----------

NET ASSETS 100%                                                            $65,065,233
                                                                           -----------


See notes to portfolios of investments and notes to financial statements.


MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS 92.25%                                          SHARES             VALUE

AIRCRAFT & DEFENSE 3.01%
--------------------------------------------------------------------------------------
Northrop Grumman Corp.                                         8,000       $   429,200

AUTOMOBILE 2.28%
--------------------------------------------------------------------------------------
Toyota Motor Corp., Sponsored ADR                              3,500           324,835

BEVERAGES 2.91%
--------------------------------------------------------------------------------------
The Coca-Cola Co.                                              9,700           414,966

CHEMICALS 1.68%
--------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                 4,200           240,408

COMPUTER SOFTWARE & HARDWARE 9.81%
--------------------------------------------------------------------------------------
CACI International, Inc., Class A                              5,500           299,970*
Electronic Arts, Inc.                                          9,400           534,672*
Microsoft Corp.                                               22,000           565,400
                                                                           -----------
                                                                             1,400,042

E-COMMERCE 3.62%
--------------------------------------------------------------------------------------
Amazon.com, Inc.                                               7,000           279,160*
eBay, Inc.                                                     6,000           237,600*
                                                                           -----------
                                                                               516,760

ELECTRONICS & COMPONENTS 3.77%
--------------------------------------------------------------------------------------
Intel Corp.                                                   11,500           270,250
Texas Instruments, Inc.                                        9,400           268,370
                                                                           -----------
                                                                               538,620

ENERGY 2.41%
--------------------------------------------------------------------------------------
FPL Group, Inc.                                                8,000           344,480

FINANCIAL SERVICES 9.18%
--------------------------------------------------------------------------------------
American Express Co.                                           8,300           413,091
Citigroup, Inc.                                                7,500           343,350
Wells Fargo & Co.                                              9,200           553,840
                                                                           -----------
                                                                             1,310,281

HEALTHCARE 2.43%
--------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                       6,000           347,340

HOLDING COMPANY 4.63%
--------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                                235           661,525*


                                                                      39


MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS                                                 SHARES             VALUE

INTERNET SYSTEMS 5.33%
--------------------------------------------------------------------------------------
Google, Inc., Class A                                          1,000       $   372,140*
Yahoo! Inc.                                                   10,500           388,185*
                                                                           -----------
                                                                               760,325

MANUFACTURING 4.05%
--------------------------------------------------------------------------------------
General Electric Co.                                           5,000           169,550
The Procter & Gamble Co.                                       7,300           408,727
                                                                           -----------
                                                                               578,277

MEDICAL INFORMATION SYSTEMS 1.48%
--------------------------------------------------------------------------------------
Cerner Corp.                                                   2,500           211,125*

METAL MINING 1.94%
--------------------------------------------------------------------------------------
Newmont Mining Corp.                                           6,500           276,900

OIL & GAS - INTEGRATED 4.36%
--------------------------------------------------------------------------------------
Petro-Canada                                                   7,400           257,150
Suncor Energy, Inc.                                            6,800           364,684
                                                                           -----------
                                                                               621,834

OIL & GAS DRILLING 6.66%
--------------------------------------------------------------------------------------
Nabors Industries, Inc.                                        5,000           343,150*
Noble Corp.                                                    4,000           257,520
Transocean, Inc.                                               6,100           350,689*
                                                                           -----------
                                                                               951,359

OIL & GAS EXTRACTION & SERVICES 4.63%
--------------------------------------------------------------------------------------
EnCana Corp.                                                   6,500           298,090
Schlumberger Ltd.                                              4,000           363,080
                                                                           -----------
                                                                               661,170

PHARMACEUTICALS 12.32%
--------------------------------------------------------------------------------------
Allergan, Inc.                                                 3,000           267,900
Amylin Pharmaceuticals, Inc.                                  10,000           336,000*
Genentech, Inc.                                                3,300           298,980*
Novartis AG, ADR                                               6,700           360,594
Teva Pharmaceutical Industries Ltd., Sponsored ADR            13,000           495,560
                                                                           -----------
                                                                             1,759,034

PRINTING & PUBLISHING 2.53%
--------------------------------------------------------------------------------------
Washington Post Co., Class B                                     485           361,325


40


MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS
                                                              SHARES             VALUE
RETAIL 1.76%
--------------------------------------------------------------------------------------
CVS Corp.                                                     10,300       $   251,423

UTILITIES 1.46%
--------------------------------------------------------------------------------------
Exelon Corp.                                                   4,000           208,120

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         13,169,349
--------------------------------------------------------------------------------------
  (cost $11,322,177)

UNITED STATES
GOVERNMENT                                COUPON     MATURITY   PRINCIPAL
OBLIGATION 2.33%                           RATE        DATE      AMOUNT

UNITED STATES TREASURY STRIP: 2.33%
--------------------------------------------------------------------------------------
U.S. Treasury Strip:
  (cost $330,993)                          2.86%     11/15/28  $1,000,000      333,020

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            13,502,369
--------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 5.85%
Joint Tri-Party Repurchase Agreement,
  Credit Suisse First Boston, 10/31/05,
  3.94%, due 11/01/05, repurchase price
  $834,539, collateralized by U.S.
  Treasury securities held in a joint
  tri-party repurchase account
  (cost $834,448)                                                 834,448      834,448

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.43%                                                   14,336,817
--------------------------------------------------------------------------------------
  (cost $12,487,618)
Other assets and liabilities, net (0.43)%                                      (61,272)
                                                                           -----------

NET ASSETS 100%                                                            $14,275,545
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                              October 31, 2005

COMMON STOCKS 93.57%                                             SHARES              VALUE

AUTOMOBILE 1.09%
------------------------------------------------------------------------------------------
Dogus Otomotiv Servis ve Ticaret a.s.                         2,701,765       $  9,875,486

CLOSED END FUNDS 0.10%
------------------------------------------------------------------------------------------
SIF 1 Banat-Crisana Arad                                        119,500             70,513
SIF 2 Moldova Bacau                                             494,000            299,590
SIF 3 Transilvania Brasov                                       688,000            399,200
SIF 5 Oltenia Craiova                                           130,000             91,624
                                                                              ------------
                                                                                   860,927

COMMUNICATIONS 15.87%
------------------------------------------------------------------------------------------
Mobile Telesystems                                            3,651,764         26,657,877*
Mobile Telesystems, Sponsored ADR                             1,069,599         39,564,467
Telekomunikacja Polska S.A., GDR                              4,929,592         35,246,583
Turkcell Iletisim Hizmetleri a.s., ADR                           11,800            155,524
VimpelCom, Sponsored ADR                                      1,046,060         41,842,400*
                                                                              ------------
                                                                               143,466,851

DISTRIBUTION/WHOLESALE 0.76%
------------------------------------------------------------------------------------------
Central European Distribution Corp. (RS)                        173,084          6,821,569*

DIVERSIFIED OPERATIONS 6.84%
------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                               13,270,106         61,858,430

ELECTRIC SERVICES & UTILITIES 4.84%
------------------------------------------------------------------------------------------
Ceske Energticke Zavody                                       1,662,722         43,739,917

FINANCIAL SERVICES 24.04%
------------------------------------------------------------------------------------------
Akbank T.A.S.                                                 3,377,129         20,989,926
Bank Pekao S.A.                                                 367,754         17,452,280
Finans Finansal Kiralama a.s.                                    39,067            170,548
Is Finansal Kiralama a.s.                                       181,826            813,945*
Komercni Banka a.s.                                             129,987         18,266,937
Komercni Banka a.s., Sponsored GDR                              107,413          5,008,668
OTP Bank Rt.                                                  1,999,017         71,513,132
OTP Bank Rt., GDR                                               223,782         16,112,304
Turkiye Garanti Bankasi a.s.                                 10,542,813         31,359,309*
Turkiye Is Bankasi, Class C                                   5,149,785         35,627,446
                                                                              ------------
                                                                               217,314,495

INSURANCE 2.88%
------------------------------------------------------------------------------------------
Aksigorta a.s.                                                4,694,082         26,049,290

42


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                              October 31, 2005

COMMON STOCKS                                                    SHARES              VALUE

METAL MINING 3.76%
------------------------------------------------------------------------------------------
JSC MMC Norilsk Nickel, ADR                                     462,176       $ 33,969,936

OIL & GAS - INTEGRATED 15.48%
------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                         1,933,679        106,352,345
MOL Magyar Olaj-es Gazipari Rt.                                 365,074         33,568,415
                                                                              ------------
                                                                               139,920,760

OIL & GAS EXTRACTION 16.46%
------------------------------------------------------------------------------------------
First Calgary Petroleums Ltd.                                 1,200,550          7,547,721*
NovaTek OAO, Sponsored GDR                                    1,871,559         42,072,646*
NovaTek OAO, Sponsored GDR, 144A                                242,700          5,455,896*
Novy Neft Ltd.                                                  247,783          7,595,788*+
Novy Neft II Ltd.                                               139,513          3,019,759*+
Polski Koncern Naftowy Orlen S.A.                             1,800,045         31,938,652
Rengaz Holdings Ltd.                                            671,438         15,140,927*
Rengaz Holdings Ltd., Series 2                                  298,564          4,529,216*
Surgutneftegaz, Sponsored ADR                                   664,075         31,510,359
                                                                              ------------
                                                                               148,810,964

PRINTING & PUBLISHING 1.45%
------------------------------------------------------------------------------------------
Hurriyet Gazetecilik ve Matbaacilik a.s.                      4,647,460         13,067,220

------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                            845,755,845
------------------------------------------------------------------------------------------
  (cost $735,254,403)

PREFERRED STOCKS 3.74%

OIL & GAS EXTRACTION 1.01%
------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                              11,029,631          8,189,501
Surgutneftegaz, Preferred Stock, Sponsored ADR                   12,058            895,307
                                                                              ------------
                                                                                 9,084,808

PIPELINES 2.73%
------------------------------------------------------------------------------------------
Transneft, Preferred Stock                                       15,344         24,703,840*

------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                          33,788,648
------------------------------------------------------------------------------------------
  (cost $20,778,312)

------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                               879,544,493
------------------------------------------------------------------------------------------

                                                                      43



EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                              October 31, 2005

                                                           PRINCIPAL
REPURCHASE AGREEMENT 2.66%                                   AMOUNT                  VALUE

Joint Tri-Party Repurchase Agreement, Credit Suisse
  First Boston, 10/31/05, 3.94%, due 11/01/05,
  repurchase price $24,040,906, collateralized
  by U.S. Treasury securities held in a joint
  tri-party repurchase account (cost $24,038,275)           $24,038,275       $ 24,038,275

------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.97%                                                       903,582,768
------------------------------------------------------------------------------------------
  (cost $780,070,990)
Other assets and liabilities, net 0.03%                                            271,846
                                                                              ------------

NET ASSETS 100%                                                               $903,854,614
                                                                              ------------

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS 92.87%                                          SHARES             VALUE

AUTOMOBILE 1.70%
--------------------------------------------------------------------------------------
Tata Motors Ltd.                                              26,177       $   274,448

COAL 0.91%
--------------------------------------------------------------------------------------
Semirara Mining Corp.                                        318,100           147,698*

COMMUNICATIONS 12.62%
--------------------------------------------------------------------------------------
China Unicom Ltd.                                            156,000           119,735
Empresa Nacional de Telecomunicaciones S.A.                   23,466           207,863
Investcom LLC, GDR                                            10,391           140,382*
Mobile TeleSystems                                            71,054           518,694
StarHub Ltd.                                                 364,000           418,650
Telekomunikacja Polska S.A.                                   36,904           265,488
Telkom South Africa Ltd.                                      12,171           229,876
Vodafone Egypt Telecommunications Co., SAE                     8,768           138,652
                                                                           -----------
                                                                             2,039,340

COMPUTER SOFTWARE & HARDWARE 1.86%
--------------------------------------------------------------------------------------
Mastek Ltd.                                                   28,756           299,894

CONSTRUCTION 6.93%
--------------------------------------------------------------------------------------
Baoye Group Co., Ltd., Class H                               218,000           153,261
Corporation GEO, S.A. de C.V., Series B                       63,471           195,875*
Naim Cendera Holdings Berhad                                 272,700           215,270
SARE Holding, S.A. de C.V., Class B                          258,245           265,652*
Urbi Desarrollos Urbanos, S.A. de C.V.                        45,795           288,847*
                                                                           -----------
                                                                             1,118,905

DISTRIBUTION/WHOLESALE 0.74%
--------------------------------------------------------------------------------------
Central European Distribution Corp.                               97             3,862*
Central European Distribution Corp. (RS)                       2,949           116,226*
                                                                           -----------
                                                                               120,088

DIVERSIFIED OPERATIONS 0.88%
--------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                                30,611           142,693

ELECTRONICS & COMPONENTS 16.98%
--------------------------------------------------------------------------------------
A-DATA Technology Co., Ltd.                                   69,000           192,698
Asustek Computer, Inc.                                       148,000           387,297
Hon Hai Precision Industry Co., Ltd.                          71,746           310,066
Samsung Electronics Co., Ltd.                                  2,058         1,088,138
Siliconware Precision Industries Co.                         324,000           290,670
Taiwan Semiconductor Manufacturing Co., Ltd.                 228,999           354,915
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR   14,774           119,374
                                                                           -----------
                                                                             2,743,158

                                                                      45


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON STOCKS                                                 SHARES             VALUE

FINANCIAL SERVICES 20.63%
--------------------------------------------------------------------------------------
ABSA Group Ltd.                                               27,036       $   358,552
Bank Hapoalim B.M.                                            79,871           305,991
Cathay Financial Holding Co., Ltd.                           172,000           302,460
China Construction Bank, Class H                             861,000           261,005*
Commerce Asset-Holding Berhad                                161,400           235,152
FirstRand Ltd.                                               101,323           238,402
Industrial Bank of Korea                                      25,800           306,437
OTP Bank Rt.                                                  12,980           464,348
Siam Commercial Bank plc                                     176,743           204,809
Turkiye Garanti Bankasi a.s.                                 220,430           655,663*
                                                                           -----------
                                                                             3,332,819

GAS DISTRIBUTION 2.08%
--------------------------------------------------------------------------------------
Xinao Gas Holdings Ltd.                                      446,000           336,565

METAL & MINERAL MINING 2.84%
--------------------------------------------------------------------------------------
European Minerals Corp.                                      279,494           177,614*
Grupo Mexico S.A. de CV, Series B                            146,136           281,695
                                                                           -----------
                                                                               459,309

MOTORCYCLES 1.83%
--------------------------------------------------------------------------------------
Hero Honda Motors Ltd.                                        18,835           295,540

OIL & GAS - INTEGRATED 13.82%
--------------------------------------------------------------------------------------
China Petroleum & Chemical Corp., Class H                    265,000           105,971
PetroChina Co., Ltd.                                         226,000           172,004
Petroleo Brasileiro S.A., ADR                                 12,843           736,803
Sasol Ltd.                                                     6,720           212,287
Sasol Ltd., Sponsored ADR                                      8,105           259,198
SK Corp.                                                       9,017           462,078
Tyumen Oil Co.                                                45,877           284,437*
                                                                           -----------
                                                                             2,232,778

OIL & GAS EXTRACTION 5.26%
--------------------------------------------------------------------------------------
Dragon Oil plc                                                40,418           108,494*
First Calgary Petroleums Ltd.                                 22,410           140,886*
Nelson Resources Ltd.                                         63,030           127,641*
Novy Neft Ltd.                                                15,420           472,700*+
                                                                           -----------
                                                                               849,721

STEEL 1.98%
--------------------------------------------------------------------------------------
POSCO                                                          1,146           232,164
POSCO, ADR                                                     1,705            87,449
                                                                           -----------
                                                                               319,613

46


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2005

COMMON SHARES                                                 SHARES             VALUE

TRANSPORTATION 1.81%
--------------------------------------------------------------------------------------
All America Latina Logistica                                   7,562       $   292,455

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         15,005,024
--------------------------------------------------------------------------------------
  (cost $15,089,777)

PREFERRED STOCKS 4.35%

DIVERSIFIED OPERATIONS 3.12%
--------------------------------------------------------------------------------------
Bradespar S.A., Preferred Stock                               19,211           503,912

ELECTRIC GENERATION 1.23%
--------------------------------------------------------------------------------------
AES Tiete S.A., Preferred Stock                            9,065,000           199,492

--------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                         703,404
--------------------------------------------------------------------------------------
  (cost $526,463)

EQUITY-LINKED SECURITY 1.37%

INVESTMENT TRUST 1.37%
--------------------------------------------------------------------------------------
Morgan Stanley Growth Fund (February 2010)
  (cost $223,965)                                            379,619           220,559*
--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            15,928,987
--------------------------------------------------------------------------------------

                                                          PRINCIPAL
REPURCHASE AGREEMENT 3.10%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Credit Suisse
  First Boston, 10/31/05, 3.94%, due 11/01/05,
  repurchase price $500,737, collateralized by
  U.S. Treasury securities held in a joint
  tri-party repurchase account (cost $500,737)              $500,737           500,737
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.69%                                                   16,429,724
--------------------------------------------------------------------------------------
  (cost $16,340,942)
Other assets and liabilities, net (1.69)%                                     (272,823)
                                                                           -----------

NET ASSETS 100%                                                            $16,156,901
                                                                           -----------

See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                    October 31, 2005

LEGEND

* Non-income producing security
+ Affiliated company (see following)
ADR American Depositary Receipt
GDR Global Depositary Receipt

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENT

The funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreements with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

The terms of the joint tri-party repurchase agreement and the securities held as collateral at October 31, 2005 were:

Credit Suisse First Boston repurchase agreement, 10/31/05, 3.94%, due 11/01/05:
  Total principal amount: $162,667,411; Total repurchase value: $162,685,214

    Collateral:
    $14,680,000 U.S. Treasury Note, 1.875%, 11/30/05
    $54,195,000 U.S. Treasury Note, 3.25%, 08/15/08
    $79,099,000 U.S. Treasury Note, 3.50%, 01/15/11
    $   485,000 U.S. Treasury Note, 3.375%, 04/15/32
           (total collateral market value, including accrued interest, of $165,925,618)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the joint tri-party repurchase agreement. Each owns an undivided interest in the account.

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities or which may otherwise have a relationship with the Adviser or subadviser. The following is a summary of transactions with each affiliated company during the year ended October 31, 2005.

                                                       SHARES OF AFFILIATED COMPANIES
                                         OCTOBER 31, 2004  ADDITIONS  REDUCTIONS   OCTOBER 31, 2005
EASTERN EUROPEAN FUND
---------------------------------------------------------------------------------------------------
Novy Neft Ltd.                              388,378           --       (140,595)      247,783
Novy Neft II Ltd.                           296,849          4,803     (162,139)      139,513

At October 31, 2005, the value of investments in affiliated companies was $10,615,547, representing 1.17% of net assets, and the total cost was $4,791,852. Net realized gains on transactions were $1,795,701, and there was no income earned for the period. In addition, the fund's subadviser rebated to the fund $102,665 related to fees received they had received from the above affiliates.

  NOTES TO PORTFOLIOS OF INVESTMENTS                    October 31, 2005

                                                       SHARES OF AFFILIATED COMPANIES
                                         OCTOBER 31, 2004  ADDITIONS  REDUCTIONS   OCTOBER 31, 2005
GLOBAL EMERGING MARKETS FUND
---------------------------------------------------------------------------------------------------
Novy Neft Ltd.                                --            15,420        --            15,420

At October 31, 2005, the value of investments in affiliated companies was $472,700, representing 2.93% of net assets, and the total cost was $484,571. There was no realized gains/loss on transactions, and there was no income earned for the period. In addition, the fund's subadviser rebated to the fund $26 related to fees received they had received from the above affiliate.

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to legal restrictions on their resale. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

SECURITY

                                                          ACQUISITION       COST PER
EASTERN EUROPEAN FUND                                        DATE            SHARE
------------------------------------------------------------------------------------
COMMON STOCKS
  Central European Distribution Corp.                      08/03/05          $34.69

At October 31, 2005, the total cost of restricted securities was $6,004,284, and the total value was $6,821,569, representing 0.75% of net assets.

                                                          ACQUISITION       COST PER
GLOBAL EMERGING MARKETS FUND                                 DATE            SHARE
------------------------------------------------------------------------------------
COMMON STOCKS
  Central European Distribution Corp.                      08/03/05          $34.69

At October 31, 2005, the total cost of restricted securities was $102,301, and the total value was $116,226, representing 0.72% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES

                                                               HOLMES GROWTH
                                                                   FUND

Investments, at identified cost                                 $57,986,906
                                                                ===========
ASSETS
----------------------------------------------------------------------------
Investments, at value:
 Securities of unaffiliated issuers                             $61,500,224
 Securities of affiliated issuers                                        --
 Repurchase agreements                                            1,430,087
Cash                                                                739,280
Foreign currencies (cost $0, $0, $0, and $22,373)                        --
Receivables:
 Investments sold                                                 5,349,931
 Dividends                                                            4,550
 Interest                                                               156
 Capital shares sold                                                  2,135
 From Adviser                                                            --
 Unrealized appreciation on foreign currency exchange
  contracts - Note 1 G                                                   27
Deferred offering costs - Note 1 L                                       --
Other assets                                                          3,656
----------------------------------------------------------------------------
TOTAL ASSETS                                                     69,030,046
----------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------
Payables:
 Investments purchased                                            3,638,113
 Capital shares redeemed                                            168,086
 Adviser and affiliates                                              68,760
 Accounts payable and accrued expenses                               89,854
 Due to custodian                                                        --
 Unrealized depreciation on foreign currency exchange
  contracts - Note 1 G                                                   --
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                 3,964,813
----------------------------------------------------------------------------

NET ASSETS                                                      $65,065,233
                                                                ===========

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------
Paid-in capital                                                 $97,432,658
Accumulated undistributed net investment income
 (distributions in excess of net investment income)                      --
Accumulated net realized gain (loss) on investments and
 foreign currencies                                             (37,310,420)
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies                4,942,995
                                                                -----------
Net assets applicable to capital shares outstanding             $65,065,233
                                                                ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                               3,930,032
                                                                ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                    $     16.56
                                                                ===========

See accompanying notes to financial statements.

50



                                                                                                     October 31, 2005

                                                                 MEGATRENDS          EASTERN          GLOBAL EMERGING
                                                                    FUND          EUROPEAN FUND         MARKETS FUND

Investments, at identified cost                                 $12,487,618        $780,070,990         $16,340,942
                                                                ===========        ============         ===========
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value:
 Securities of unaffiliated issuers                             $13,502,369        $868,928,946         $15,456,287
 Securities of affiliated issuers                                        --          10,615,547             472,700
 Repurchase agreements                                              834,448          24,038,275             500,737
Cash                                                                     --                  --             308,861
Foreign currencies (cost $0, $0, $0, and $22,373)                        --                  --              22,696
Receivables:
 Investments sold                                                        --             249,076             320,869
 Dividends                                                            8,296             579,216              11,839
 Interest                                                                91               2,630                  55
 Capital shares sold                                                  6,900           5,284,646              22,170
 From Adviser                                                            --                  --              12,311
 Unrealized appreciation on foreign currency exchange
  contracts - Note 1 G                                                   --                  --                 265
Deferred offering costs - Note 1 L                                       --                  --              14,073
Other assets                                                          2,265              21,726                 304
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     14,354,369         909,720,062          17,143,167
-------------------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables:
 Investments purchased                                                   --           3,055,968             831,415
 Capital shares redeemed                                                 --             502,745              61,281
 Adviser and affiliates                                              14,462           1,063,177                  --
 Accounts payable and accrued expenses                               57,145           1,232,731              89,971
 Due to custodian                                                     7,217                 280                  --
 Unrealized depreciation on foreign currency exchange
  contracts - Note 1 G                                                   --              10,547               3,599
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    78,824           5,865,448             986,266
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                      $14,275,545        $903,854,614         $16,156,901
                                                                ===========        ============         ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $11,996,292        $694,594,796         $15,639,231
Accumulated undistributed net investment income
 (distributions in excess of net investment income)                      --          (5,872,352)             40,649
Accumulated net realized gain (loss) on investments and
 foreign currencies                                                 430,054          91,615,946             391,130
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies                1,849,199         123,516,224              85,891
                                                                -----------        ------------         -----------
Net assets applicable to capital shares outstanding             $14,275,545        $903,854,614         $16,156,901
                                                                ===========        ============         ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                               1,385,942          23,395,452           1,516,962
                                                                ===========        ============         ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                    $     10.30        $      38.63         $     10.65
                                                                ===========        ============         ===========

  STATEMENTS OF OPERATIONS

                                                               HOLMES GROWTH
                                                                   FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------
 Dividends                                                      $  435,505
 Foreign taxes withheld on dividends                               (11,164)
                                                                ----------
  Net dividends                                                    424,341
 Interest and other                                                147,260
                                                                ----------
  TOTAL INCOME                                                     571,601

EXPENSES:
----------------------------------------------------------------------------
 Management fees                                                   674,846
 Transfer agent fees and expenses                                  144,475
 Accounting and Administration expenses                             45,500
 Professional fees                                                 138,328
 Distribution plan expenses                                         54,523
 Custodian fees                                                     47,291
 Shareholder reporting expenses                                     29,331
 Registration fees                                                  21,356
 Trustees' fees and expenses                                        24,759
 Deferred offering expenses - Note 1 L                                  --
 Miscellaneous expenses                                             53,507
                                                                ----------
  Total expenses before reductions                               1,233,916
 Expenses offset - Notes 1 J                                        (2,531)
 Expenses reimbursed - Note 2                                           --
                                                                ----------
  NET EXPENSES                                                   1,231,385

----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (659,784)
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities of unaffiliated issuers                            13,442,087
  Securities of affiliated issuers                                      --
  Foreign currency transactions                                    (70,917)
                                                                ----------
  NET REALIZED GAIN                                             13,371,170
                                                                ----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                   (3,125,475)
  Other assets and liabilities denominated in foreign
   currencies                                                         (410)
                                                                ----------
  NET UNREALIZED APPRECIATION (DEPRECIATION)                    (3,125,885)
                                                                ----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                 10,245,285
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $9,585,501
                                                                ==========

*Period from February 24, 2005 (Commencement of Operations) to October 31, 2005.

See accompanying notes to financial statements.


52

                                                                                  For the Year Ended October 31, 2005


                                                                 MEGATRENDS          EASTERN         GLOBAL EMERGING*
                                                                    FUND          EUROPEAN FUND        MARKETS FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------------------------------------------------
 Dividends                                                      $   165,914       $ 10,887,639          $  265,094
 Foreign taxes withheld on dividends                                 (2,802)        (1,509,331)            (26,865)
                                                                -----------       ------------          ----------
  Net dividends                                                     163,112          9,378,308             238,229
 Interest and other                                                  39,921            820,627              14,232
                                                                -----------       ------------          ----------
  TOTAL INCOME                                                      203,033         10,198,935             252,461

EXPENSES:
---------------------------------------------------------------------------------------------------------------------
 Management fees                                                    139,076          7,681,196             112,589
 Transfer agent fees and expenses                                    27,262            830,175              12,100
 Accounting and Administration expenses                              34,303            351,533              22,400
 Professional fees                                                   61,902             74,494              47,400
 Distribution plan expenses                                          34,770          1,536,239              20,471
 Custodian fees                                                      14,656          1,408,226              69,405
 Shareholder reporting expenses                                       8,779            128,368               2,950
 Registration fees                                                   17,045            155,084               7,000
 Trustees' fees and expenses                                         24,725             24,756              14,600
 Deferred offering expenses - Note 1 L                                   --                 --              29,047
 Miscellaneous expenses                                              30,477             96,354               3,000
                                                                -----------       ------------          ----------
  Total expenses before reductions                                  392,995         12,286,425             340,962
 Expenses offset - Notes 1 J                                           (116)           (89,727)                 --
 Expenses reimbursed - Note 2                                            --           (101,728)           (177,196)
                                                                -----------       ------------          ----------
  NET EXPENSES                                                      392,879         12,094,970             163,766

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (189,846)        (1,896,035)             88,695
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities of unaffiliated issuers                              1,395,478         95,837,645             391,130
  Securities of affiliated issuers                                       --          1,795,701                  --
  Foreign currency transactions                                         (99)        (3,875,080)            (48,046)
                                                                -----------       ------------          ----------
  NET REALIZED GAIN                                               1,395,379         93,758,266             343,084
                                                                -----------       ------------          ----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                       341,015         84,678,152              88,782
  Other assets and liabilities denominated in foreign
   currencies                                                            99             (2,988)             (2,891)
                                                                -----------       ------------          ----------
  NET UNREALIZED APPRECIATION (DEPRECIATION)                        341,114         84,675,164              85,891
                                                                -----------       ------------          ----------
---------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                   1,736,493        178,433,430             428,975
---------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 1,546,647       $176,537,395          $  517,670
                                                                ===========       ============          ==========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                               HOLMES GROWTH FUND
                                                     ---------------------------------------
                                                        YEAR ENDED             YEAR ENDED
                                                     OCTOBER 31, 2005       OCTOBER 31, 2004

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment income (loss)                       $  (659,784)           $  (867,958)
    Net realized gain                                   13,371,170              9,068,066
    Net unrealized appreciation
      (depreciation)                                    (3,125,885)            (3,901,939)
                                                       -----------            -----------
        NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                        9,585,501              4,298,169

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------
    From net investment income                                  --                     --
    From net capital gains                                      --                     --
                                                       -----------            -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     --                     --

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------
    Proceeds from shares sold                            6,451,849             12,176,377
    Distributions reinvested                                    --                     --
    Proceeds from short-term trading fees                    2,130                  4,850
                                                       -----------            -----------
                                                         6,453,979             12,181,227
    Cost of shares redeemed                            (18,047,916)           (31,822,425)
                                                       -----------            -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                                   (11,593,937)           (19,641,198)

--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   (2,008,436)           (15,343,029)
--------------------------------------------------------------------------------------------
NET ASSETS

Beginning of period                                     67,073,669             82,416,698

--------------------------------------------------------------------------------------------
END OF PERIOD                                          $65,065,233            $67,073,669
--------------------------------------------------------------------------------------------

Accumulated undistributed net investment
 income (distributions in excess of net
 investment income), end of year                       $        --            $  (148,648)
                                                       ===========            ===========

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
    Shares sold                                            408,350                878,693
    Shares reinvested                                           --                     --
    Shares redeemed                                     (1,142,924)            (2,296,439)
                                                       -----------            -----------
        NET SHARE ACTIVITY                                (734,574)            (1,417,746)
                                                       ===========            ===========

*Period from February 24, 2005 (Commencement of operations) to October 31, 2005.

See accompanying notes to financial statements.

54


                                                                                           EASTERN                GLOBAL EMERGING
                                                       MEGATRENDS FUND                  EUROPEAN FUND              MARKETS FUND
                                            --------------------------------- --------------------------------- -------------------
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED    FEBRUARY 24, 2005*
                                            OCTOBER 31, 2005 OCTOBER 31, 2004 OCTOBER 31, 2005 OCTOBER 31, 2004 TO OCTOBER 31, 2005
INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)              $  (189,846)     $  (233,919)     $ (1,896,035)    $   (339,224)      $    88,695
    Net realized gain                           1,395,379        1,418,831        93,758,266       11,792,131           343,084
    Net unrealized appreciation
      (depreciation)                              341,114          403,342        84,675,164       32,639,988            85,891
                                              -----------      -----------      ------------     ------------       -----------
        NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS               1,546,647        1,588,254       176,537,395       44,092,895           517,670

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                         --         (177,824)       (3,867,908)        (166,901)               --
    From net capital gains                             --               --       (13,587,634)      (3,100,842)               --
                                              -----------      -----------      ------------     ------------       -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS            --         (177,824)      (17,455,542)      (3,267,743)               --

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                   2,241,766        1,391,362       770,757,349      286,077,857        19,103,205
    Distributions reinvested                           --          169,914        16,952,259        3,227,765                --
    Proceeds from short-term trading fees             332              342         1,812,873        1,232,566            37,567
                                              -----------      -----------      ------------     ------------       -----------
                                                2,242,098        1,561,618       789,522,481      290,538,188        19,140,772
    Cost of shares redeemed                    (2,752,284)      (2,110,094)     (324,294,821)    (102,765,947)       (3,501,541)
                                              -----------      -----------      ------------     ------------       -----------
        NET INCREASE (DECREASE) IN NET
        ASSETS FROM CAPITAL SHARE
        TRANSACTIONS                             (510,186)        (548,476)      465,227,660      187,772,241        15,639,231

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           1,036,461          861,954       624,309,513      228,597,393        16,156,901
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS

Beginning of period                            13,239,084       12,377,130       279,545,101       50,947,708                --

-----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                 $14,275,545      $13,239,084      $903,854,614     $279,545,101       $16,156,901
-----------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment
 income (distributions in excess of net
 investment income), end of year              $        --      $   (98,250)     $ (5,872,352)    $   (604,080)      $    40,649
                                              ===========      ===========      ============     ============       ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                   226,045          155,293        23,044,879       11,441,177         1,877,596
    Shares reinvested                                  --           19,308           556,359          157,914                --
    Shares redeemed                              (279,692)        (234,777)      (10,045,537)      (4,380,661)         (360,634)
                                              -----------      -----------      ------------     ------------       -----------
        NET SHARE ACTIVITY                        (53,647)         (60,176)       13,555,701        7,218,430         1,516,962
                                              ===========      ===========      ============     ============       ===========

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of four separate funds (Funds), is organized as a Massachusetts business trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Holmes Growth and MegaTrends Funds are diversified; the Eastern European and Global Emerging Markets Funds are non-diversified.

 Global Emerging Markets Fund commenced operations on February 24, 2005.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events which may materially affect the value of a fund's securities occur after the close of the primary exchange and before a fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased for the year ended October 31, 2005.

 F. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005


 foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 G. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at October 31, 2005 were:

                                FOREIGN     IN EXCHANGE   SETTLEMENT                UNREALIZED      UNREALIZED
  FUND     CONTRACT            CURRENCY       FOR USD        DATE       VALUE      APPRECIATION   (DEPRECIATION)
  --------------------------------------------------------------------------------------------------------------

  Holmes Growth Fund
           SALES:
           Canadian Dollar    $   184,875   $  156,674     11/02/05   $  156,647       $ 27          $     --

  Eastern European Fund
           PURCHASES:
           Turkish Lira           180,787      134,066     11/01/05      133,768         --              (298)
           Turkish Lira            42,599       31,555     11/01/05       31,520         --               (35)
           Polish Zloty         3,223,147      981,769     11/02/05      974,261         --            (7,508)
           Polish Zloty           232,155       70,350     11/03/05       70,174         --              (176)
           Polish Zloty         3,328,363    1,008,595     11/03/05    1,006,065         --            (2,530)
                              -----------   ----------                ----------       ----          --------
                                7,007,051    2,226,335                 2,215,788         --           (10,547)

  Global Emerging Markets
           PURCHASES:
           Korean Won         318,738,600      305,744     11/01/05      305,305         --              (439)

           SALES:
           Korean Won         192,369,894      184,527     11/01/05      184,262        265                --
           Philippino Peso      3,729,650       64,751     01/04/06       67,911         --            (3,160)
                              -----------   ----------                ----------       ----          --------
                              196,099,544      249,278                   252,173        265            (3,160)

 H. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds generally pay income dividends and distribute capital gains, if any, annually.

 J. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the Holmes Growth and MegaTrends Funds less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds less than 180 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 L. DEFERRED OFFERING COSTS
 Costs incurred in the initial offering of the Global Emerging Markets Fund are accounted for as a deferred charge and are being amortized over one year.

 M. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2006, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005

 equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

 For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for the Holmes Growth Fund and MegaTrends Fund, 1.25% for the Eastern European Fund, and 1.375% for the Global Emerging Markets Fund based on their average net assets. Fees are accrued daily and paid monthly.

 The Adviser has contractually limited total operating expenses of the Global Emerging Markets Fund to not exceed 2.00% of average net assets on an annualized basis through February 28, 2006, and until such later date as the Adviser determines.

 For the following funds, the Adviser has contracted with and compensates subadvisers to serve in the execution of the Adviser's investment responsibilities:

       MegaTrends Fund                      Leeb Capital Management, Inc.
       Eastern European Fund                Charlemagne Capital (IOM) Limited
       Global Emerging Markets Fund         Charlemagne Capital (IOM) Limited

 Prior to June 1, 2004, Bonnel, Inc. provided subadvisory services to Bonnel Growth Fund. On May 26, 2004, the trustees approved the Adviser to manage the fund, effective June 1, 2004. The fund was renamed Holmes Growth Fund effective June 1, 2004.

 The subadviser of the Eastern European Fund, Charlemagne Capital (IOM) Limited (Charlemagne), provides advisory services to other mutual funds, two of which the Eastern European Fund has invested in, Novy Neft Ltd. and Novy Neft II Ltd. Global Emerging Markets Fund has also invested in Novy Neft Ltd. Charlemagne has rebated to the Eastern European Fund $102,665 and $26, respectively, during the year ended October 31, 2005, representing the portion of management fees paid by the two funds to Charlemagne based on the respective fund's investment. This rebate is reflected as a reduction of expenses on the Statement of Operations.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the Funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Additionally, the Adviser was reimbursed for in-house legal and internal administration services pertaining to the Funds during the year ended October 31, 2005, in the amounts of $39,312 and $19,222, respectively. Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the funds.

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005

 Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation is never exceeded. The amount of unreimbursed expenditures which will be carried over to future periods is $0, $12,390, $0, and $58,097 for the Holmes Growth, MegaTrends, Eastern European, and Global Emerging Markets Funds, respectively, as of October 31, 2005. The Funds are not legally obligated to pay any unreimbursed expenses if the distribution plan is terminated or not renewed.

 During the year ended October 31, 2005, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $64,275 for mailing services provided to the Funds.

 The three independent trustees each receive $8,000 annually as compensation for serving on the Board, plus $2,000 for each quarterly meeting attended, plus special meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

NOTE 3: INVESTMENTS

 Cost of purchases and proceeds from sales of long-term securities for the year ended October 31, 2005, are summarized as follows:

       FUND                                   PURCHASES          SALES
 ------------------------------------------------------------------------
 Holmes Growth                              $169,232,535     $184,401,859
 MegaTrends                                    7,230,195        8,334,122
 Eastern European                            997,315,319      552,967,094
 Global Emerging Markets                      25,750,705       10,305,720

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005

 foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

 Fair valued securities, as a percentage of net assets at October 31, 2005 were 13.22% of Eastern European and 2.08% of Global Emerging Markets.

NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of securities owned at October 31, 2005, and the tax basis components of net unrealized appreciation:

                                                   GROSS          GROSS       NET UNREALIZED
                                  AGGREGATE      UNREALIZED     UNREALIZED    APPRECIATION/
  FUND                             TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
  ------------------------------------------------------------------------------------------
  Holmes Growth                  $ 57,986,906  $  5,569,239   $   (625,834)    $  4,943,405
  MegaTrends                       12,487,618     2,012,099       (162,900)       1,849,199
  Eastern European                788,109,567   130,493,915    (15,020,714)     115,473,201
  Global Emerging Markets          16,392,722       863,555       (826,553)          37,002

 As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                       UNDISTRIBUTED    UNDISTRIBUTED    NET UNREALIZED
                                          ORDINARY        LONG-TERM      APPRECIATION/
  FUND                                     INCOME       CAPITAL GAINS    (DEPRECIATION)
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --      $        --      $  4,942,995
  MegaTrends                                     --          430,054         1,849,199
  Eastern European                       61,452,363       32,329,808       115,477,647
  Global Emerging Markets                   483,559               --            34,111

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for Eastern European and Global Emerging Markets Funds are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment companies (PFIC).

 The tax character of distributions paid during the fiscal year ended October 31, 2005, were as follows:

                                          ORDINARY        LONG-TERM
  FUND                                     INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --       $       --      $        --
  MegaTrends                                     --               --               --
  Eastern European                       14,515,361        2,940,181       17,455,542
  Global Emerging Markets                        --               --               --

  NOTES TO FINANCIAL STATEMENTS                         October 31, 2005

 The tax character of distributions paid during the fiscal year ended October 31, 2004, were as follows:

                                          ORDINARY        LONG-TERM
  FUND                                     INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                          $       --        $     --        $       --
  MegaTrends                                177,824              --           177,824
  Eastern European                        2,386,389         881,354         3,267,743

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss carryforwards and related expiration dates for each fund, as of October 31, 2005, are as follows:

                                                      EXPIRATION DATE
                                                 -------------------------
  FUND                                            10/31/09       10/31/10        TOTAL
  ---------------------------------------------------------------------------------------
  Holmes Growth                                  $36,270,357    $1,040,063    $37,310,420
  MegaTrends                                              --            --             --
  Eastern European                                        --            --             --
  Global Emerging Markets                                 --            --             --

NOTE 5: CREDIT ARRANGEMENTS

 Each of the U.S. Global Accolade Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at October 31, 2005.

NOTE 6: SHARES OF BENEFICIAL INTEREST

 At October 31, 2005, an affiliate of the subadviser for the Global Emerging Markets Fund held 19.79% of the outstanding shares of that fund.

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                    2005        2004**        2003         2002          2001

NET ASSET VALUE, BEGINNING OF YEAR                 $14.38       $13.55       $11.59       $12.92        $29.01
--------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                (.18)        (.19)        (.14)        (.15)         (.13)
  Net realized and unrealized gain (loss)            2.36         1.01         2.10        (1.18)        (9.48)
                                                  -------      -------      -------      -------      --------
  Total from investment activities                   2.18          .82         1.96        (1.33)        (9.61)
                                                  -------      -------      -------      -------      --------
Distributions
  From net investment income                           --           --           --           --            --
  From net realized gains                              --           --           --           --         (6.48)
                                                  -------      -------      -------      -------      --------
  Total distributions                                  --           --           --           --         (6.48)
                                                  -------      -------      -------      -------      --------
Short-Term Trading Fees*                               --(a)       .01           --(a)        --(a)         --(a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       $16.56       $14.38       $13.55       $11.59        $12.92
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)           15.16%        6.13%       16.91%      (10.29)%      (40.55)%
Ratios to Average Net Assets (c):
  Net investment loss                                (.98)%      (1.15)%      (1.12)%      (1.09)%        (.73)%
  Total expenses                                     1.83%        1.82%        1.78%        1.78%         1.77%
  Expenses reimbursed or offset (d)                    --           --           --           --            --
  Net expenses                                       1.83%        1.82%        1.78%        1.78%         1.77%
Portfolio Turnover Rate                               268%         192%         545%         383%          338%

NET ASSETS, END OF YEAR (IN THOUSANDS)            $65,065      $67,074      $82,417      $79,230      $100,491

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                     2005         2004         2003         2002         2001

NET ASSET VALUE, BEGINNING OF YEAR                   $9.20        $8.25        $6.62        $9.20       $12.37
--------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                 (.14)        (.17)        (.18)        (.14)        (.14)
  Net realized and unrealized gain (loss)             1.24         1.24         1.85        (1.69)       (1.83)
                                                   -------      -------      -------      -------      -------
  Total from investment activities                    1.10         1.07         1.67        (1.83)       (1.97)
                                                   -------      -------      -------      -------      -------
Distributions
  From net investment income                            --         (.12)        (.04)          --           --
  From net realized gains                               --           --           --         (.75)       (1.20)
                                                   -------      -------      -------      -------      -------
  Total distributions                                   --         (.12)        (.04)        (.75)       (1.20)
                                                   -------      -------      -------      -------      -------
Short-Term Trading Fees*                                --(a)        --(a)        --(a)        --(a)        --(a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                        $10.30        $9.20        $8.25        $6.62        $9.20
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)            11.96%       13.01%       25.38%      (22.15)%     (17.40)%
Ratios to Average Net Assets (c):
  Net investment loss                                (1.37)%      (1.77)%      (2.12)%      (1.83)%      (1.25)%
  Total expenses                                      2.83%        2.83%        3.07%        2.70%        2.37%
  Expenses reimbursed or offset (d)                     --           --           --           --           --
  Net expenses                                        2.83%        2.83%        3.07%        2.70%        2.37%
Portfolio Turnover Rate                                 54%          64%          96%          87%         109%

NET ASSETS, END OF YEAR (IN THOUSANDS)             $14,276      $13,239      $12,377      $10,888      $14,232

 *Based on average monthly shares outstanding.

**Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of Holmes Growth Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)  Ratio does not round to 0.01%

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                                      2005          2004         2003        2002        2001

NET ASSET VALUE, BEGINNING OF YEAR                   $28.41        $19.44       $12.73      $ 9.22       $8.82
--------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                         (.10)*        (.03)         .07        (.31)       (.38)
  Net realized and unrealized gain                    11.44*         9.92         6.57        3.44         .78
                                                   --------      --------      -------      ------      ------
  Total from investment activities                    11.34          9.89         6.64        3.13         .40
                                                   --------      --------      -------      ------      ------
Distributions
  From net investment income                           (.27)         (.06)          --          --          --
  From net realized gains                              (.95)        (1.06)          --          --          --
                                                   --------      --------      -------      ------      ------
  Total distributions                                 (1.22)        (1.12)          --          --          --

Short-Term Trading Fees*                                .10           .20          .07         .38          --(a)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $38.63        $28.41       $19.44      $12.73       $9.22
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)             41.43%        54.12%       52.71%      38.07%       4.54%
Ratios to Average Net Assets (c):
  Net investment income (loss)                         (.31)%        (.23)%        .81%      (2.77)%     (4.03)%
  Total expenses                                       2.00%         2.08%        2.90%       4.64%       6.43%
  Expenses reimbursed or offset                        (.03)%        (.05)%         --        (.01)%        --
  Net expenses                                         1.97%         2.03%        2.90%       4.63%       6.43%
Portfolio Turnover Rate                                  95%           89%         109%        214%         58%

NET ASSETS, END OF YEAR (IN THOUSANDS)             $903,855      $279,545      $50,948      $8,696      $3,762

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE PERIOD ENDED OCTOBER 31,

                                                   2005 (d)
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
------------------------------------------------------------

Investment Activities
  Net investment income                                .06
  Net realized and unrealized gain                     .56
                                                   -------
  Total from investment activities                     .62
                                                   -------
Distributions
  From net investment income                            --
  From net realized gains                               --
                                                   -------
  Total distributions                                   --

Short-Term Trading Fees*                               .03
------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $10.65
------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)             6.50%
Ratios to Average Net Assets (c):
  Net investment income                               1.08%
  Total expenses                                      4.16%
  Expenses reimbursed or offset                      (2.16)%
  Net expenses                                        2.00%
Portfolio Turnover Rate                                 93%

NET ASSETS, END OF PERIOD (IN THOUSANDS)           $16,157

*Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.
     Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d)  From February 24, 2005, commencement of operations.

See accompanying notes to financial statements.

                                                                      65

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of U.S. Global Accolade Funds:

We have audited the accompanying statements of assets and liabilities of Holmes Growth Fund, MegaTrends Fund, Eastern European Fund and Global Emerging Markets Fund (collectively, the "Funds"), each a portfolio of
U. S. Global Accolade Funds (Trust), including the portfolios of investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended October 31, 2002, were audited by other auditors whose report dated December 13, 2002 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting U.S. Global Accolade Funds, as of October 31, 2005, the results of their operations, changes in their net assets and financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
December 19, 2005

  TRUSTEES AND OFFICERS (UNAUDITED)                     October 31, 2005

The following table presents information about the Trustees as of October 31, 2005, together with a brief description of their principal occupations during the last five years. The Independent Trustees serve for six years or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. While a Trustee may be elected or appointed for additional terms, no Independent Trustee shall serve past the end of the calendar year of the Trustee's 72nd birthday. If you would like more information about the Trustees, you may call 1-800-USFUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND        PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE        DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
======================================================================================
J. Michael Belz (52)             PRINCIPAL OCCUPATION: President and Chief Executive
7900 Callaghan Road              Officer of Catholic Life Insurance since 1984.
San Antonio, TX 78229            Director of Broadway National Bank from October 2003
Trustee                          to present.
1998 to present
Four Portfolios
--------------------------------------------------------------------------------------
Richard E. Hughs (69)            PRINCIPAL OCCUPATION: School of Business, State
7900 Callaghan Road              University of New York at Albany: Professor Emeritus
San Antonio, TX 78229            since September 2001, Professor from 1990 to 2001;
Trustee                          Director of MBA program from 1996-2001.
1994 to present
Four Portfolios
--------------------------------------------------------------------------------------
Clark R. Mandigo (62)            PRINCIPAL OCCUPATION: Restaurant operator, business
7900 Callaghan Road              consultant since 1991.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director of Lone Star
Trustee                          Steakhouse & Saloon, Inc. from 1992 to present, and
1993 to present                  Horizon Organic Holding Corporation from 1996 to
Thirteen Portfolios              January 2004.
======================================================================================

                                                                      67



  TRUSTEES AND OFFICERS (UNAUDITED)                                   October 31, 2005

INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND          PRINCIPAL OCCUPATION(S), PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE                  AND OTHER DIRECTORSHIPS HELD
======================================================================================
Frank Holmes * (50)              PRINCIPAL OCCUPATION: Chairman of the Board of
7900 Callaghan Road              Directors, Chief Executive Officer, Chief Investment
San Antonio, TX 78229            Officer, and President of the Adviser. Since October
Trustee, Chief Executive         1989, Mr. Holmes has served and continues to serve in
Officer, Chief Investment        various positions with the Adviser, its subsidiaries,
Officer, President               and the investment companies it sponsors.
1989 to present                  OTHER DIRECTORSHIPS HELD: Director of 71316 Ontario,
Thirteen Portfolios              Inc. from April 1987 to present and of F. E. Holmes
                                 Organization, Inc. from July 1978 to present.
                                 Director of Franc-Or Resources, Inc. from November
                                 2000 to November 2003. Chairman of the Board of
                                 Directors of Consolidated Fortress Resources, Inc.
                                 from November 2000 to November 2003. Director of
                                 Broadband Collaborative Solutions from May 2000 to
                                 June 2002.
======================================================================================

*Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

The following table presents information about each Officer of the Trust as of October 31, 2005, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
======================================================================================
Frank Holmes (50)                Chairman of the Board of Directors, Chief Executive
7900 Callaghan Road              Officer and Chief Investment Officer of the Adviser.
San Antonio, TX 78229            Since October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with the
Officer, Chief Investment        Adviser, its subsidiaries, and the investment
Officer, President               companies it sponsors.
1989 to present
--------------------------------------------------------------------------------------
Susan McGee (46)                 President and General Counsel of the Adviser. Since
7900 Callaghan Road              September 1992, Ms. McGee has served and continues to
San Antonio, TX 78229            serve in various positions with the Adviser, its
Executive Vice President,        subsidiaries, and the investment companies it
Secretary, General Counsel       sponsors.
1997 to present
--------------------------------------------------------------------------------------
Catherine A. Rademacher (45)     Treasurer of the Trust and Chief Financial Officer of
7900 Callaghan Road              the Adviser. Since April 2004, Ms. Rademacher has
San Antonio, TX 78229            served in various positions with the Adviser, its
Treasurer                        subsidiaries, and the investment companies it
August 2004 to present           sponsors. Associate with Resources Connection from
                                 July 2003 to February 2004. Recruiting Manager with
                                 Robert Half International from November 2002 to June
                                 2003. Controller of Luby's Inc. from June 2000 to
                                 October 2002.
======================================================================================

  ADDITIONAL INFORMATION (UNAUDITED)

ADDITIONAL FEDERAL TAX INFORMATION

The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

    Eastern European                  $2,940,181

In January 2006, the Funds will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2005. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

  ADDITIONAL INFORMATION (UNAUDITED)

APPROVAL OF ADVISORY AGREEMENTS

In connection with its review of the renewal of the advisory agreement for all funds and subadvisory agreements for the MegaTrends Fund, the Eastern European Fund and the Global Emerging Markets Fund, the Board considered, among other factors, the nature, extent and quality of the services provided by the Adviser and the Subadvisers and the overall fairness of the agreement(s) to the funds. The Board, and the non-interested Trustees, considered the renewal of the agreements at the Board's May 2005 meeting following a multi-month review process. In February 2005, the non-interested Trustees met to review information provided by the Adviser and to prepare for the May 2005 meeting. After the February meeting, at the direction of the non-interested Trustees, their counsel requested additional information from the Adviser to be provided to the Trustees in advance of their May Board meeting. As a result, the Trustees received information from the Adviser describing:
(i) the nature, extent and quality of services provided, (ii) the investment performance of the Holmes Growth Fund, the MegaTrends Fund and the Eastern European Fund and the investment performance of the Subadviser of the Global Emerging Markets Fund, (iii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iv) the extent to which economies of scale are realized as the funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies, including other registered investment companies managed by the Adviser, another account managed by the Adviser, other accounts managed by the Subadviser of the MegaTrends Fund and other accounts managed by the Subadviser of the Eastern European Fund, and the Global Emerging Markets Fund, and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the funds. The non-interested Trustees also received a memorandum from counsel to the non-interested Trustees describing their duties in connection with contract approvals.

With respect to the nature, extent and quality of services provided by the Adviser and the Subadvisers for the MegaTrends, Eastern European and Global Emerging Markets Funds, the Board reviewed the functions performed by the Adviser and the Subadvisers, the portfolio management team and support staff of the Adviser (for the Holmes Growth Fund) and the Subadvisers (for the MegaTrends, Eastern European and Global Emerging Markets Funds) and the Adviser or Subadviser's investment strategy and process for each fund, the Adviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of each of the Holmes Growth, MegaTrends, Eastern European and Global Emerging Markets Funds along with performance information of a relevant securities index and a peer group of funds. This information showed that, for the short period of time the Adviser has managed the Holmes

  ADDITIONAL INFORMATION (UNAUDITED)

Growth Fund (since June 1, 2004), the relative performance of the Holmes Growth Fund has improved and that each of the Subadvisers (with respect to managing therespective MegaTrends Fund and Eastern European Fund) has had good relative performance for both short-term and long-term periods. Since the Global Emerging Markets Fund commenced operations on February 24, 2005, the Board reviewed information on the performance of a similar product managed by the Subadviser of the Global Emerging Markets Fund along with performance information of a relevant market index and a peer group of funds, which showed that the Subadviser had a solid track record with respect to managing a similar product. Based on the information provided and the Board's previous experience with the Adviser and the Subadvisers, the Board concluded that the nature and extent of services provided by the Adviser and the Subadvisers were appropriate and that the quality was good.

The Board also reviewed information on each funds expense ratio (expected total expense ratio and net expense ratio (after taking into account the contractual expense cap agreement) of the Global Emerging Markets Fund) and management fee with comparisons to a peer group of funds. The Board also compared the advisory fee to the fees charged by the Adviser to other registered investment companies and to a non-U.S. registered hedge fund. (However, the Board noted that those other investment companies and the hedge fund have different investment policies than the funds and that the Adviser does not manage other investment companies or products similar to the funds.) The Board compared the MegaTrends Funds subadvisory fee to fees charged by the Subadviser for similar accounts. The Board was informed that the fees charged by the Subadviser for the Eastern European Fund for other accounts are generally higher than those charged for management of the Fund. The Board compared the Global Emerging Markets Fund subadvisory fee to fees charged by the Subadviser for another similar account. The Board noted that the management fee and expense ratio for each of the Holmes Growth Fund and the MegaTrends Fund were higher than many of those of comparable funds and that the management fee and expense ratio for the Eastern European Fund was around the median of peer group funds. The Board also noted that the contractual management fee and estimated gross expense ratio for the Global Emerging Markets Fund were higher than average; however, the Board noted the existence of expense caps. In each case, the Board concluded that the management fee was reasonable and appropriate in amount given the quality of services provided.

With respect to the overall fairness of the agreements, the Board primarily considered the fee structure of the agreements, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the funds. For the Global Emerging Markets Fund, the Board also considered the

  ADDITIONAL INFORMATION (UNAUDITED)

expense cap agreement. The Board concluded for each fund that the profits realized by the Adviser (estimated profits for the Global Emerging Markets Fund) were reasonable in comparison with the costs of providing investment advisory services to the fund. In addition, the Board considered the extent to which economies of scale may be realized at the Holmes Growth, the MegaTrends and Eastern European Funds' current size, the extent to which economies of scale would be realized as the Global Emerging Markets Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Board reviewed each of the Holmes Growth, the MegaTrends and Eastern European Fund's asset size and whether the Adviser/Subadvisers were realizing economies of scale. The Board noted that the Holmes Growth Fund and the MegaTrends Fund are relatively small and are not likely producing significant economies of scale. The Board noted that, although the Eastern European Fund is larger, the fund's investment process does not generally result in economies of scale to the Subadviser. The Board also noted that each of the Adviser and the Subadvisers represented that, with respect to administration and investment advisory services provided, as applicable, they did not believe there were currently any significant economies of scale to the Adviser or Subadvisers and that economies of scale may not be realized as the Global Emerging Markets Fund grows. In addition, the Board noted that, in all cases, the Adviser represented that the Adviser's increased costs of administration negate any potential economies of scale. Based upon its review of all available information, the Board concluded for each fund that the flat management fee was reasonable and appropriate.

The Board considered that the Adviser (with respect to the Holmes Growth
Fund) and the Subadviser of the MegaTrends Fund engage in soft dollar arrangements in connection with brokerage transactions for the Holmes Growth Fund and the MegaTrends Fund, respectively, and that the Subadviser of the MegaTrends Fund has historically used a broker that is affiliated with the Subadviser to execute portfolio transactions on behalf of that fund. The Board also considered benefits derived by the Adviser from its relationship with the funds, including the other services provided and fees received by affiliates of the Adviser for providing such services, and concluded for each fund that the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the management fee charged the fund, the Adviser's commitment to reimburse expenses (with respect to the Global Emerging Markets Fund) and the benefits to the fund. Based on all of the information considered and the conclusions reached, the Board determined to approve the agreements.

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


ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d)      Not applicable.

(e)      Not applicable.

(f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" serving on its audit committee, Mr. Clark Mandigo, who is "independent" (as defined in Item 3 of Form N-CSR.)

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $76,500 and $58,500 for the fiscal years ended October 31, 2005, and 2004, respectively.

(B) AUDIT-RELATED FEES There were no fees billed for assurance and related services by the registrant's principal accountant that were reasonably related to the performance of the audit of the registrant's financial statements and were not reported under paragraph (a) of this Item for the fiscal years ended October 31, 2005, and 2004, respectively.

(C) TAX FEES The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $17,000 and $11,100 for the fiscal years ended October 31, 2005, and 2004, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES There were no other fees during the fiscal years ended October 31, 2005, and 2004 billed to the registrant.

(E)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee for non-prohibited services for engagements of less than $3,500 with notification of other audit committee members at the next scheduled audit committee meeting.

(2) No services  included in (b) - (d) above were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(G) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $86,700 and $75,750 for the fiscal years ended October 31, 2005, and 2004, respectively.

(H)  All  non-audit  services  rendered  in (g)  above  were  considered  by the
registrant's   audit  committee  in  maintaining   the  principal   accountant's
independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is posted on registrant's Internet website at www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)   Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL ACCOLADE FUNDS




By:      /s/Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    January 6, 2006




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    January 6, 2006





By:      /s/ Catherine A. Rademacher
         -----------------------------------
         Catherine A. Rademacher
         Treasurer
Date:    January 6, 2006

                                                                  Exhibit (a)(2)

                            SECTION 302 CERTIFICATION

I, Frank E. Holmes, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:    January 6, 2006


/s/ Frank E. Holmes
Frank E. Holmes
Chief Executive Officer

                            SECTION 302 CERTIFICATION

I, Catherine A. Rademacher, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:    January 6, 2006


/s/ Catherine A. Rademacher
Catherine A. Rademacher
Treasurer

                                                                     EXHIBIT (B)


  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with this annual report on Form N-CSR for U.S. Global Accolade Funds (the Registrant) for the period ended October 31, 2005, as furnished to the Securities and Exchange Commission (the "Report"), the undersigned officers of the Registrant hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each such officer's knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as applicable; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





By:      /s/ Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    January 6, 2006





By:      /s/ Catherine A. Rademacher
         -----------------------------------
         Catherine A. Rademacher
         Treasurer
Date:    January 6, 2006



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.